                                                                   EXHIBIT 10.12

                            FIRST AMENDED AND RESTATED
                        REVOLVING CREDIT LOAN AGREEMENT

THIS FIRST AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT made and delivered this 29th day of June, 1998, by and between SYMMETRICOM, INC., a California corporation (herein referred to as "Borrower") and COMERICA BANK - California (herein referred to as "Bank").

                                    RECITALS
                                    --------

A. Borrower and Bank have previously entered into that certain Revolving Credit Loan Agreement dated December 1, 1993 (as amended, the "Prior Agreement"). As of June 29, 1998, there is no balance outstanding in connection with the Prior Agreement.

B. Borrower desires to borrow an amount not to exceed Seven Million Dollars ($7,000,000) in the form of a revolving credit loan from Bank from time to time for the working capital needs of Borrower, which shall replace the loan under the Prior Agreement.

C. Bank is willing to supply such financing subject to the terms and conditions set forth in this Agreement and the documents executed in connection herewith.

                                   AGREEMENT
                                   ---------

    NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, Borrower and the Bank agree as set forth below.

1.  Definitions: Accounting Terms: Construction.
    -------------------------------------------

    1.1 Defined Terms. As used in this Agreement, the following terms shall
        -------------
have the following respective meanings:

        "Accounts," "Chattel Paper," "Documents," "Equipment," "Fixtures," "General Intangibles," "Goods," "Instruments" and "Inventory" shall have the meanings assigned to them in the UCC on the date of this Agreement.

        "Accounts Receivable" shall mean and include all Accounts, Chattel Paper and General Intangibles (including, but not limited to Tax Refunds, trade names, trade styles and goodwill, trade marks, copyrights and patents, and applications therefor, trade and proprietary secrets, formulae, designs, blueprints and plans, customer lists, literary rights, licenses and permits, receivables, insurance proceeds, beneficial interests in trusts and minute books and other books and records) now owned or hereafter acquired by Borrower.

    "Affiliate" shall mean, when used with respect to any person, any other person which, directly or indirectly, controls or is controlled by or is under common control with such person. For purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), with respect to any person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise.

    "Agreement" shall mean this First Amended and Restated Revolving Credit Loan Agreement, as amended from time to time hereafter.

    "Bank" shall mean Comerica Bank-California, a California banking corporation.

    "Bankruptcy Code" shall mean Title 11 of the United States Code, as amended, or any successor act or code.

    "Base Rate" shall mean that annual rate of interest designated by Bank as its base rate, which rate may not be the lowest rate of interest charged by Bank to any of its customers, and which rate is changed by Bank from time to time.

    "Borrower" shall mean SYMMETRICOM, INC., a California corporation.

    "Borrower's Telephone and Facsimile Authorization" shall mean a document in the form and content of Exhibit B hereto authorizing telephone or facsimile
                           ---------
notice of borrowing.

    "Business Day" shall mean a day on which the Bank is open to carry on its normal commercial lending business.

    "Consolidated" or "consolidated" shall mean, when used with reference to any financial term in this Agreement, the aggregate for two or more persons of the amounts signified by such term for all such persons determined on a consolidated basis in accordance with GAAP. Unless otherwise specified herein, references to "consolidated" financial statements or data of Borrower includes consolidation with its Subsidiaries in accordance with GAAP.

    "Contract Rate" shall mean, as of any applicable date of determination, the interest rate determined in accordance with Section 2.4 of this Agreement.

    "Current Assets" shall mean, as of any applicable date of determination, all cash, non-affiliated customer receivables, United States government securities, claims against the United States government, and inventories.

    "Current Liabilities" shall mean, as of any applicable date of determination, (i) all liabilities of a person that should be classified as current in accordance with GAAP, plus (ii) the principal outstanding balance of the Note;

plus (iii) to the extent not otherwise included, all liabilities of Borrower to any of its Affiliates whether or not classified as current in accordance with GAAP.

    "Debt" shall mean, as of any applicable date of determination, all items of indebtedness, obligation or liability of a person, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, that should be classified as liabilities in accordance with GAAP.

    "Default" shall mean a condition or event which, with the giving of notice or the passage of time, or both, would become an Event of Default.

    "Disbursement Date" shall mean each date upon which Bank makes a loan to Borrower under Section 2.1 of this Agreement.

    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor act or code.

    "Event of Default" shall mean any of those conditions or events listed in
Section 7.1 of this Agreement.

    "Financial Statements" shall mean all those balance sheets, earnings statements and other financial data (whether of Borrower, any of its Subsidiaries, or otherwise) which have been furnished to Bank for the purposes of, or in connection with, this Agreement and the transactions contemplated hereby.

    "GAAP" shall mean, as of any applicable date of determination, generally accepted accounting principles consistently applied.

    "Guarantor" or "Guarantors" shall mean, either individually or collectively, as the case may be, Telecom Solutions Puerto Rico, Inc., Linfinity Microelectronics, Inc. and/or any other Person signing a guaranty in favor of Bank.

    "Guaranty" or "Guaranties" shall mean, individually or collectively, as the case may be, one or more guaranties in the form of Exhibits E and G
                                                       ----------------
hereto, executed by Guarantors, pursuant to those certain corporate resolutions in the form of Exhibits F and H hereto.
                           ----------------

    "Indebtedness" shall mean all loans, advances, indebtedness, obligations and liabilities of Borrower to Bank under this Agreement, together with all other indebtedness, obligations (including, but not limited to, letters of credit of any type) and liabilities whatsoever of Borrower to Bank, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

    "Legal Rate" shall mean the maximum interest rate permitted to be paid by Borrower or received by Bank with respect to the Indebtedness represented by the Revolving Credit Note under applicable law.

    "Loan" shall mean the Revolving Loans.

    "Net Income" shall mean the net income (or loss) of a person for any period determined in accordance with GAAP but excluding in any event:

        (i) any gains or losses on the sale or other disposition, not in the ordinary course of business, of investments or fixed or capital assets, and any taxes on the excluded gains and any tax deductions or credits on account on any excluded losses; and

        (ii) in the case of Borrower, net earnings of any Person in which Borrower has an ownership interest, unless such net earnings shall have actually been received by Borrower in the form of cash distributions.

    "PBGC" shall mean the Pension Benefit Guaranty Corporation or any person succeeding to the present powers and functions of the Pension Benefit Guaranty Corporation.

    "Permitted Liens" shall mean:


    (a) Liens and encumbrances in favor of Bank in the future if granted;

    (b) Liens for taxes, assessments or other governmental charges incurred in the ordinary course of business and for which no interest, late charge or penalty is attaching or which is being contested in good faith by appropriate proceedings and, if requested by Bank, bonded in an amount and manner satisfactory to Bank;

    (c) Liens, not delinquent, created by statute in connection with worker's compensation, unemployment insurance, social security and similar statutory obligations;

    (d) Liens of mechanics, materialmen, carriers, warehousemen or other like statutory or common law liens securing obligations incurred in good faith in the ordinary course of business that are not yet due and payable;

    (e) Encumbrances consisting of existing or future zoning restrictions, existing recorded rights-of-way, existing recorded easements, existing recorded private restrictions or existing or future public restrictions on the use of real property, none of which materially impairs the use of such property in the operation of the business for which it is used and none of which is violated in any material respect by any existing or proposed structure or land use; and

    (f)  Existing liens described on Schedule 4.5 attached to this Agreement.

    "Person" or "person" shall mean any individual, corporation, partnership, joint venture, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency, or other entity.

    "Quick Assets" shall mean, as of any applicable date of determination, all cash, nonAaffiliated customer receivables, United States government securities and claims against the United States government.

    "Revolving Credit Commitment Amount" shall mean, as of any applicable date of determination, Seven Million and 00/100 Dollars ($7,000,000).

    "Revolving Credit Note" shall mean a promissory note conforming to Section
2.3 of this Agreement and in the form and content of Exhibit A to this Agreement, as amended from time to time hereafter.

    "Revolving Loan" shall mean an advance made by Bank to Borrower under
Section 2.1 of this Agreement on a Disbursement Date.

    "Subsidiary" shall mean any corporation (whether now existing or hereafter organized or acquired) in which more than fifty percent (50%) of the outstanding securities having ordinary voting power for the election of directors, as of any applicable date of determination, shall be owned directly, or indirectly through one or more Subsidiaries, by Borrower.

    "Tangible Net Worth" shall mean, as of any applicable date of determination, the excess of (i) the net book value of all assets of a person (other than patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, goodwill, and similar intangible assets) after all appropriate deductions in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), over (ii) all Debt of such person.

      "Tax Refunds" shall mean refunds or claims for refunds of any taxes at any time paid by Borrower to the United States of America or any state, city, county or other governmental entity.

      "Termination Date" shall mean May 1, 2000 (or such earlier date on which Borrower shall permanently terminate Bank's commitment under Section 2.8.1 of this Agreement).

      "UCC" shall mean Uniform Commercial Code of the State of California (approved June 8, 1968) as amended.

   1.2  Accounting Terms. All accounting terms not specifically defined in this
        ----------------
Agreement shall be construed in accordance with GAAP.

   1.3  Singular and Plural. Where the context herein requires, the singular
        -------------------
number shall be deemed to include the plural, the masculine gender shall include the feminine and neuter genders, and vice versa.

2.  Commitment, Interest and Fees.
    -----------------------------

   2.1  Revolving Credit Commitment. Subject to the terms and conditions of this
        ---------------------------
Agreement, Bank agrees to make loans to Borrower on a revolving basis in such amount as Borrower shall request pursuant to Section 2.2 of this Agreement at any time from the date of this Agreement until the Termination Date, up to an aggregate principal amount outstanding at any time not to exceed the Commitment Amount, provided that each Disbursement Date under this Agreement must be a Business Day and provided that the principal amount of each Revolving Loan shall be in the minimum amount of One Hundred Thousand Dollars ($100,000).

   2.2  Borrowing Procedures.
        --------------------

        2.2.1 Notice. Borrower shall by telephone or facsimile give Bank
              ------
notice of Borrower's desire for a Revolving Loan no later than 1:00 p.m. San Jose, California time in order to have the date of notice by the Disbursement Date, otherwise the following Business Day shall be the Disbursement Date. Such notice shall specify the principal amount of the proposed advance for such Revolving Loan. Prior to such notice, Borrower shall have executed and delivered to Bank a Borrower's Telephone and Facsimile Authorization.

        2.2.2 Bank Obligations. Bank agrees to make the Revolving Loan on the
              ----------------
Disbursement Date established by notice to Bank from Borrower conforming to the requirements of Section 2.2.1 by crediting the deposit account of Borrower with Bank specified in Borrower's Telephone and Facsimile Authorization in the amount of such Revolving Loan, provided, however, that Bank shall not be obligated if:

              (a) Any of the conditions precedent set forth in Section 3 of this Agreement shall not have been satisfied or waived by Bank in accordance with Section 9.3 of this Agreement; or

              (b) Such proposed Revolving Loan would cause the aggregate unpaid principal amount of the Revolving Loans outstanding under this Agreement to exceed the Commitment Amount on the Disbursement Date.

        2.3 Revolving Credit Note. The Revolving Loans shall be evidenced by
            ---------------------
the Revolving Credit Note, executed by Borrower, dated the date of this Agreement, payable to Bank on the Termination Date (unless sooner accelerated pursuant to the terms of this Agreement), and in the principal amount of the original Commitment Amount. The date and amount of each Revolving Loan made by Bank and of each repayment of principal thereon received by Bank shall be recorded by Bank in its records. The aggregate unpaid principal amount so recorded by Bank shall constitute the best evidence of the principal amount owing and unpaid on the Revolving Credit Note, provided, however, that the failure by Bank so to record any such amount or any error in so recording any such amount shall not limit or otherwise affect the obligations of Borrower under this Agreement or the Revolving Credit Note to repay the principal amount of all the Revolving Loans together with all interest accrued or accruing thereon.

    2.4 Interest. Interest shall accrue on the principal balance of the
        --------
Revolving Credit Note at Bank's Base rate of interest until demand or default, at which time the Contract Rate shall be increased by three percent (3%) per annum, as provided more completely in the Revolving Credit Note.

    2.5 Maximum Rate. At no time shall the Contract Rate payable on the
        ------------
Revolving Credit Note be deemed to exceed the Legal Rate. In the event any interest is charged or received by Bank in excess of the Legal Rate, Borrower acknowledges that any such excess interest shall be the result of an accidental and bona fide error, and such excess shall first be applied to reduce the principal then unpaid hereunder (in inverse order of their maturities if principal amounts are due in installments); second, applied to reduce any obligation for other indebtedness of Borrower to Bank; and third, any remaining excess returned to Borrower.

    2.6  Fees.
         ----

    2.6.1 Quarterly Fee. On a quarterly basis, Borrower agrees to pay a fee of
          -------------
Six Thousand Two Hundred Fifty and 00/100 Dollars ($6,250), payable quarterly in arrears.

    2.6.2 Amendment Fee. Borrower shall pay an amendment fee concurrently with
          -------------
the execution of this Agreement in the amount of Seven Thousand and Five Hundred and 00/100 Dollars ($7,500) (the "Amendment Fee").

    2.7 Basis of Computation. The amount of all interest and fees hereunder
        --------------------
shall be computed for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days.

    2.8  Changes in Commitment and Prepayments.
         -------------------------------------

         2.8.1  Termination or Reduction in Commitment. Borrower, at any time
                --------------------------------------
and from time to time (except as may hereinafter be provided): upon at least five (5) Business Days' prior written notice received by Bank, may permanently terminate Bank's commitment to make Revolving Loans under this Agreement or permanently reduce the Commitment Amount by an integral multiple of One Hundred Thousand Dollars ($100,000); provided, however, that Borrower, on the effective date of such termination or reduction, shall pay to Bank, in the case of a termination, the aggregate unpaid principal amount of all Revolving Loans, or, in the case of a reduction, the amount, if any, by which the aggregate unpaid principal amount of all Revolving Loans exceeds the then reduced Commitment Amount, together in either case with all interest accrued and unpaid on the principal amounts so prepaid, but without other premium. The notice shall specify the Termination Date or the reduced Commitment Amount and the effective date of the reduction, as the case may be. Borrower may not revoke any such notice of termination or reduction without the prior written consent of Bank. After any such reduction, the quarterly fee and any other fees provided under
Section 2.6. of this Agreement shall be calculated on the Commitment Amount as so reduced and the Commitment Amount may not be increased or otherwise reinstated without the express written agreement of Bank.

          2.8.2  Mandatory Payments. Borrower shall pay to Bank the amount, if
                 ------------------
any, by which the aggregate unpaid principal amount of all Revolving Loans from time to time exceeds the Commitment Amount, together with all interest accrued and unpaid on the amount of such excess. Such payment shall be immediately due and owing without notice or demand upon the occurrence of any such excess, provided, however, that any mandatory payment made under this Section 2.8.2 shall not reduce the Commitment Amount.

          2.8.3  No Excessive Interest. The Revolving Credit Note is subject to
                 ---------------------
the condition that in no event shall the amount of interest received, charged, or agreed to be paid, including any amounts provided for in this section that may be deemed to constitute interest, exceed the amount permitted by applicable law. In the event that the obligation to pay interest imposed hereunder shall cause the amount of interest to exceed the highest rate permitted by applicable law, and if Bank shall ever require as interest an amount in excess of the permitted rate, such excess interest shall first be applied to reduce the principal then unpaid hereunder (in inverse order of their maturities if principal amounts are due in installments); second, applied to reduce any obligation for other indebtedness of Borrower to Bank; and third, any remaining excess shall be returned to Borrower.

     2.9  Letter of Credit Accommodations. Each letter of credit issued for
          -------------------------------
Borrower shall be pursuant to the terms and conditions hereof and of a Bank standard form Letter of Credit Application and Agreement executed by Borrower. Each letter of credit shall: (i) expire not later than three hundred and sixty-five (365) days after the date of issuance; (ii) require drafts payable at sight; (iii) be in form and substance and in favor of beneficiaries satisfactory to Bank. A letter of credit issued by Bank for the account of Borrower shall be included as an outstanding advance under the Commitment Amount and shall be included in all calculations of Indebtedness from the date the letter of credit is issued and until it expires, regardless whether the letter of credit is drawn upon by the beneficiary. The aggregate undrawn or drawn but unreimbursed amount of all letters of credit outstanding at any given time shall not exceed Two Million Dollars ($2,000,000).

          2.9.1  Letter of Credit Fees. Borrower shall pay Bank certain fees,
                 ---------------------
which may be increased or decreased as when Bank advises Borrower consistent with Bank's schedules of fees applicable to commercial letters of credit.

     2.10  Basis of Payments. All sums payable by Borrower to Bank under this
           -----------------
Agreement or the other documents contemplated hereby shall be paid directly to Bank at its principal office set forth in Section 8.10 hereof in immediately available United States funds, without set off, deduction or counterclaim. In its sole discretion, Bank may charge any and all deposit or other accounts (including without limitation an account evidenced by a certificate of deposit) of Borrower with Bank for all or a part of any Indebtedness then due; provided, however, that this authorization shall not affect Borrower's obligation to pay, when due, any Indebtedness whether or not account balances are sufficient to pay amounts due.

     2.11  Receipt of Payments. Any payment of the Indebtedness made by mail
           -------------------
will be deemed tendered and received only upon actual receipt by Bank at the address designated for such payment, whether or not Bank has authorized payment by mail or any other manner, and shall not be deemed to have been made in a timely manner unless received on the date due for such payment, time being of the essence. Borrower expressly assumes all risks of loss or liability resulting from non-delivery or delay of delivery of any item of payment transmitted by mail or in any other manner. Acceptance by Bank of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default, and at any time thereafter and until the entire amount then due has been paid, Bank shall be entitled to exercise any and all rights conferred upon it herein upon the occurrence of an Event of Default. Borrower waives the right to direct the application of any and all payments at any time or times hereafter received by Bank from or on behalf of Borrower. Borrower agrees that Bank shall have the continuing exclusive right to apply and to reapply any and all payments received at any time or times hereafter against the Indebtedness in such manner as Bank may deem advisable, notwithstanding any entry by Bank upon any of its books and records. Borrower expressly agrees that to the extent that Bank receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or benefit, the Indebtedness or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by Bank, to the extent that Bank did not directly receive a corresponding cash payment, shall be added to and be additional Indebtedness payable upon demand by Bank.

3.   Conditions Precedent to Obligations of Bank.
     -------------------------------------------

     3.1  Conditions to First Disbursement. The obligations of Bank under this
          --------------------------------
Agreement are subject to the occurrence, prior to or simultaneously with the Disbursement Date first occurring, of each of the conditions set forth herein.

          3.1.1  Documents Executed, Delivered and Filed. Borrower shall have
                 ---------------------------------------
executed (or caused to be executed) and delivered to Bank and, as appropriate, there shall have been filed or recorded with such filing or recording offices as Bank shall deem appropriate, including, without limitation, the following:

                 (a) The Revolving Credit Note;

                 (b) The Corporation Resolutions and Incumbency Certification - Authority to Procure Loans;

                 (c) Borrower's Authorization for the Revolving Credit Note; and

                 (d) The Guaranties signed by Guarantors, together with corporate resolutions authorizing the execution of such Guaranties.

          3.1.2  Certified Resolutions. Borrower shall have furnished to Bank a
                 ---------------------
copy of resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Agreement, the borrowing hereunder, the Revolving Credit Note and any other documents contemplated by this Agreement, which shall have been certified by the Secretary or Assistant Secretary of Borrower as of the Disbursement Date first occurring as being complete, accurate and in effect.

          3.1.3  Certificate of Incumbency. Borrower shall have furnished to
                 -------------------------
Bank a certificate of the Secretary or Assistant Secretary of Borrower, certified as of the Disbursement Date first occurring, as to the incumbency and signatures of the officers of Borrower signing this Agreement, the Revolving Credit Note and any documents contemplated or delivered under this Agreement.

          4.1.4  Payment of Amendment Fee. Borrower shall have paid the
                 ------------------------
Amendment Fee to Bank.

     3.2  Conditions to All Disbursements. The obligations of Bank to make any
          -------------------------------
Revolving Loan on any Disbursement Date, including, but not limited to, the Disbursement Date first occurring, are subject to the occurrence, prior to or on the Disbursement Date related to such Revolving Loan, of each of the following conditions set forth in this Section 3.2.

          3.2.1  Bank Satisfaction. Bank shall not know or have any reason to
                 -----------------
believe that, as of such Disbursement Date:

                 (a) Any Default or Event of Default has occurred and is continuing;

                 (b) Any warranty or representation set forth in Section 4 of this Agreement shall not be true and correct; or

                 (c) Any provision of law, any order of any court or other agency of government on any regulation, rule or interpretation thereof shall have had any material adverse effect on the validity or enforceability of this Agreement, the Revolving Credit Note, or other documents contemplated hereby.

4.   Warranties and Representations.
     ------------------------------

     On a continuing basis from the date of this Agreement until the later of the Termination Date or when the Indebtedness is paid in full and Borrower has performed all of its other obligations hereunder, Borrower represents and warrants to Bank as set forth herein.

     4.1  Corporate Existence and Power.   (a) Borrower and each of its
          -----------------------------
Subsidiaries is a duly organized, validly existing and in good standing under the laws of the State of California; (b) Borrower and its Subsidiaries each has the power and authority to own its properties and assets and to carry out its business as now being conducted and is qualified to do business and in good standing in every jurisdiction wherein such qualification is necessary; and (c) Borrower has the power and authority to execute, deliver and perform this Agreement, to borrow money in accordance with its terms, to execute, deliver and perform the Revolving Credit Note, and other documents contemplated hereby, and to do any and all other things required of it hereunder.

     4.2  Authorization and Approvals. The execution, delivery and performance
          ---------------------------
of this Agreement, the borrowings hereunder and the execution, delivery and performance of the Revolving Credit Note, and other documents contemplated hereby (a) have been duly authorized by all requisite corporate action of Borrower, (b) do not require registration with or consent or approval of, or other action by, any federal, state or other governmental authority or regulatory body, or, if such registration, consent or approval is required, the same has been obtained and disclosed in writing to Bank, (c) will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or Bylaws of Borrower, any provision of any indenture, note, agreement or other instrument to which Borrower is a party, or by which it or any of its properties or assets are bound, (d) will not be in conflict with, result in a breach of or constitute (with or without notice or passage of time) a default under any such indenture, note, agreement or other instrument, and (e) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Borrower other than in favor of Bank in the future if granted.

     4.3  Valid and Binding Agreement. This Agreement is, and the Revolving
          ---------------------------
Credit Note, and all other documents contemplated hereby will be, when delivered, valid and binding obligations of Borrower.

     4.4  Actions, Suits or Proceedings. There are no actions, suits or
          -----------------------------
proceedings, at law or in equity, and no proceedings before any arbitrator or by or before any governmental commission, board, bureau, or other administrative agency, pending, or, to the best knowledge of Borrower, threatened against or affecting Borrower, or any of its Subsidiaries or any properties or rights of Borrower, or any of its Subsidiaries, which, if adversely determined, could materially impair the right of Borrower, or any of its Subsidiaries to carry on business substantially as now conducted or could have a material adverse effect upon the financial condition of Borrower, or any of its Subsidiaries.

     4.5  No Liens, Pledges, Mortgages or Security Interests. Except for
          --------------------------------------------------
Permitted Liens, none of Borrower's, or its Subsidiaries' assets and properties, are subject to any mortgage, pledge, lien, security interest or other encumbrance of any kind or character.

     4.6  Accounting Principles. All consolidated and consolidating balance
          ---------------------
sheets, earnings statements and other financial data furnished to Bank for the purposes of, or in connection with, this Agreement and the transactions contemplated by this Agreement, have been prepared in accordance with GAAP, and do or will fairly present the financial condition of Borrower, and its Subsidiaries, as of the dates, and the results of their operations for the periods, for which the same are furnished to Bank. Without limiting the generality of the foregoing, the Financial Statements have been prepared in accordance with GAAP (except as disclosed therein) and fairly present the financial condition of Borrower, and its Subsidiaries as of the dates, and the results of its operations for the fiscal periods, for which the same are furnished to Bank. Borrower has no material contingent obligations, liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, the Financial Statements.

     4.7  Financial Condition. Borrower and its Subsidiaries is each solvent,
          -------------------
able to pay its debts as they mature, has capital sufficient to carry on its business and has assets the fair market value of which exceed its liabilities, and Borrower and its Subsidiaries will not be rendered insolvent, under-capitalized or unable to pay maturing debts by the execution or performance of this Agreement, or the other documents contemplated hereby. There has been no material adverse change in the business, properties or condition (financial or otherwise) of Borrower, or any of its Subsidiaries since the date of the latest of the Financial Statements.

     4.8  Conditions Precedent. As of each Disbursement Date and the Termination
          --------------------
Date, all appropriate conditions precedent referred to in Section 3 hereof shall have been satisfied or waived in writing by Bank.

     4.9  Taxes. Borrower, and its Subsidiaries has each filed by the due date
          -----
therefor all federal, state and local tax returns and other reports it is required by law to file, has paid or caused to be paid all taxes, assessments and other governmental charges that are shown to be due and payable under such returns, and has made adequate provision for the payment of such taxes, assessments or other governmental charges which have accrued but are not yet payable. Borrower has no knowledge of any deficiency or assessment in connection with any taxes, assessments or other governmental charges not adequately disclosed in the Financial Statements.

     4.10  Compliance with Laws. Borrower, and its Subsidiaries has each
           --------------------
complied with all applicable laws, to the extent that failure to comply would materially interfere with the conduct of the business of Borrower, or any of its Subsidiaries.

     4.11  Indebtedness. Except as disclosed on Schedule 4.11 attached hereto,
           ------------                         -------------
neither Borrower, nor any of its Subsidiaries has any indebtedness for money borrowed or any direct or indirect obligations under any leases (whether or not required to be capitalized under GAAP) or any agreements of guarantee or surety except for the endorsement of negotiable instruments by Borrower, or its Subsidiaries in the ordinary course of business for deposit or collection.

     4.12  Material Agreements. Except as disclosed on Schedule 4.12 attached
           -------------------                         -------------
hereto, neither Borrower, nor any of its Subsidiaries has any material leases, contracts or commitments of any kind (including, without limitation, employment agreements, collective bargaining agreements, powers of attorney, distribution contracts, patent or trademark licenses, contracts for future purchase or delivery of goods or rendering of services, bonus, pension and retirement plans, or accrued vacation pay, insurance and welfare agreements); to the best knowledge of Borrower, all parties to such agreements have complied with the provisions of such leases, contracts or commitments; and to the best knowledge of Borrower, no party to such agreements is in default thereunder, nor has there occurred any event which with notice or the passage of time, or both, would constitute such a default.

     4.13  Margin Stock. Neither Borrower nor any of its Subsidiaries is engaged
           ------------
principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, and no part of the proceeds of any loan hereunder will be used, directly or indirectly, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or for any other purpose which might violate the provisions of Regulation G, T, U or X of the said Board of Governors. Borrower does not own any margin stock.

     4.14  Pension Funding. Neither Borrower, nor any of its Subsidiaries has
           ---------------
incurred any accumulated funding deficiency within the meaning of ERISA or incurred any liability to the PBGC in connection with any employee benefit plan established or maintained by Borrower, or any of its Subsidiaries and no reportable event or prohibited transaction, as defined in ERISA, has occurred with respect to such plans.

     4.15  Misrepresentation. No warranty or representation by Borrower
           -----------------
contained herein or in any certificate or other document furnished by Borrower pursuant hereto contains any untrue statement of material fact or omits to state a material fact necessary to make such warranty or representation not misleading in light of the circumstances under which it was made. There is no fact which Borrower has not disclosed to Bank in writing which materially and adversely affects nor, so far as Borrower can now foresee, is likely to prove to affect materially and adversely the business, operations, properties, prospects, profits or condition (financial or otherwise) of Borrower, or any of its Subsidiaries or ability of Borrower to perform this Agreement.

     4.16  No Conflicting Agreements. Neither Borrower, nor any of its
           -------------------------
Subsidiaries is in default under any shareholder agreement, preferred stock agreement or any other agreement to which it is a party or by which it or any of its property is bound, the effect of which might have a material adverse effect on the business or operations of Borrower, or any of its Subsidiaries. No provision of the Certificate of Incorporation, By-Laws or preferred stock, if any, of Borrower, and no provision of any existing mortgage, indenture, note, contract, agreement, statute (including, without limitation, any applicable usury or similar law), rule, regulation, judgment, decree or order binding on Borrower or affecting the property of Borrower conflicts with, or requires any consent under, or would in any way prevent the execution, delivery or carrying out of the terms of, this Agreement and the documents contemplated hereby, and the taking of any such action will not constitute a default under, or result in the creation or imposition of, or obligation to create any lien upon the property of Borrower pursuant to the terms of any such mortgage, indenture, note, contract or agreement.

5.   Affirmative Covenants.
     ---------------------

     On a continuing basis from the date of this Agreement until the later of the Termination Date or when the Indebtedness is paid in full and Borrower has performed all of its other obligations hereunder, Borrower covenants and agrees that it will perform all of the affirmative covenants set forth herein.

     5.1  Financial and Other Information.
          -------------------------------

          5.1.1  Annual Financial Reports. Borrower shall furnish to Bank, in
                 ------------------------
form and reporting basis satisfactory to Bank, not later than one hundred and twenty (120) days after the close of each fiscal year of Borrower, beginning with the fiscal year ending June 30, 1998, financial statements of Borrower on a consolidated and consolidating basis containing the balance sheet of Borrower as of the close of each such fiscal year, statements of income and retained earnings and a statement of cash flows for each such fiscal year, and such other comments and financial details as are usually included in similar reports. Such reports shall be prepared in accordance with GAAP by independent certified public accountants of recognized standing selected by Borrower and acceptable to Bank and shall contain unqualified opinions as to the fairness of the statements therein contained.

          5.1.2  Quarterly Financial Statements. Borrower shall furnish to Bank
                 ------------------------------
not later than thirty (30) days after the close of each quarter of each fiscal year of Borrower, beginning with the quarter ending June 30, 1998, financial statements on a consolidated and consolidating basis containing the balance sheet of Borrower as of the end of each such period, statements of income and retained earnings of Borrower for the portion of the fiscal year up to the end of such period, and such other comments and financial details as are usually included in similar reports. These statements shall be prepared on the same accounting basis as the statements required in Section 5.1.1 of this Agreement and shall be in such detail as Bank may reasonably require, and the accuracy of the statements shall be certified by the chief executive or financial officer of Borrower.

          5.1.3  No Default Certificate. Together with each delivery of the
                 ----------------------
financial statements required by Sections 5.1.1 and 5.1.2 of this Agreement, Borrower shall furnish to Bank a certificate of its chief executive or financial officer in form to be provided by Bank attached hereto stating that no Event of Default or Default has occurred, or if any such Event of Default or Default exists, stating the nature thereof, the period of existence thereof and what action Borrower proposes to take with respect thereto.

          5.1.4  Aging Report of Accounts. In the event that average borrowings
                 ------------------------
exceed Three Million Five Hundred Thousand Dollars ($3,500,000) in any month, Borrower shall furnish to Bank monthly by the tenth (10th) day of each month, an aging report as of the end of the preceding month of Borrower's Accounts in a form satisfactory to Bank.

          5.1.5  Adverse Events. Borrower shall promptly inform Bank of the
                 --------------
occurrence of any Default or Event of Default, or of any other occurrence which has or could reasonably be expected to have a materially adverse effect upon Borrower's or any of its Subsidiaries' business, properties, or financial condition or upon Borrower's ability to comply with its obligations hereunder.

          5.1.6  Shareholder Reports. Borrower shall promptly furnish to Bank
                 -------------------
upon becoming available a copy of all financial statements, reports, notices, proxy statements and other communications sent by Borrower or any of its Subsidiaries to their stockholders, and all regular and periodic reports filed by Borrower or any of its Subsidiaries with any securities exchange, the Securities and Exchange Commission, the Corporations and Securities Bureau of the Department of Commerce of the State of California or any governmental authorities succeeding to any or all of the functions of said Commission or Bureau.

          5.1.7  Management Letters. Borrower shall furnish to Bank, promptly
                 ------------------
upon receipt thereof, copies of all management letters and other reports of substance submitted to Borrower or any of its Subsidiaries by independent certified public accountants in connection with any annual or interim audit of the books of Borrower or any of its Subsidiaries.

          5.1.8  Other Information As Requested. Borrower shall promptly furnish
                 ------------------------------
to Bank such other information regarding the operations, business affairs and financial condition of Borrower and its Subsidiaries as Bank may reasonably request from time to time and permit Bank, its employees, attorneys and agents, to inspect all of the books, records and properties of Borrower and its Subsidiaries at any reasonable time.

     5.2  Insurance. Borrower shall keep its insurable properties and the
          ---------
insurable properties of its Subsidiaries adequately insured and maintain: (a) insurance against fire and other risks customarily insured against under an "all-risk" policy and such additional risks customarily insured against by companies engaged in the same or a similar business to that of Borrower or its Subsidiaries, as the case may be; (b) necessary worker's compensation insurance;
(c) public liability and product liability insurance, and (d) such other insurance as may be required by law or as may be reasonably required in writing by Bank, all of which insurance shall be in such amounts, containing such terms, in such form, for such purposes, prepaid for such time period, and written by such companies as may be satisfactory to Bank. All such policies shall contain a provision whereby they may not be canceled or amended except upon thirty (30) days' prior written notice to Bank. Borrower will promptly deliver to Bank, at Bank's request, evidence satisfactory to Bank that such insurance has been so procured and, with respect to casualty insurance, made payable to Bank. If Borrower fails to maintain satisfactory insurance as herein provided, Bank shall have the option to do so, and Borrower agrees to repay Bank upon demand, with interest at the Contract Rate, all amounts so expended by Bank. Borrower hereby appoints Bank or any employee or agent of Bank as Borrower's attorney-in-fact, which appointment is coupled with an interest and irrevocable, and authorizes Bank or any employee or agent of Bank, on behalf of Borrower, to adjust and compromise any loss under said insurance and to endorse any check or draft payable to Borrower in connection with returned or unearned premiums on said insurance or the proceeds of said insurance, and any amount so collected may be applied toward satisfaction of the Indebtedness, provided, however, that Bank shall not be required hereunder so to act.

     5.3  Taxes. Borrower shall pay promptly and within the time that they can
          -----
be paid without late charge, penalty or interest all taxes, assessments and similar imposts and charges of every kind and nature lawfully levied, assessed or imposed upon Borrower or its Subsidiaries, and their property, except to the extent being contested in good faith and, if requested by Bank, bonded in an amount and manner satisfactory to Bank. If Borrower shall fail to pay such taxes and assessments within the time they can be paid without penalty, late charge or interest Bank shall have the option to do so, and Borrower agrees to repay Bank upon demand, with interest at the Contract Rate, all amounts so expended by Bank.

     5.4  Maintain Corporation and Business. Borrower shall do or cause to be
          ---------------------------------
done all things necessary to preserve and keep in full force and effect Borrower's and each of its Subsidiaries' corporate existence, rights and franchises and comply with all applicable laws; continue to conduct and operate its and each of its Subsidiaries' business substantially as conducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its and its Subsidiaries' property and keep the same in good repair, working order and condition; and from time to time make, or cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     5.5  Maintain Tangible Net Worth. Borrower shall, on a consolidated basis,
          ---------------------------
as of the last day of each fiscal quarter commencing with the fiscal quarter ending June 30, 1998, maintain a Tangible Net Worth of not less than $75,000,000. On each subsequent fiscal quarter of Borrower, the minimum Tangible Net Worth of Borrower shall increase by seventy percent (70%) of Borrower's Net Income before taxes. There shall be no reduction in the requirement hereunder based on any losses by Borrower.

     5.6  Quick Ratio. Borrower shall, on a consolidated basis, maintain a ratio
          -----------
of its Quick Assets to the sum of Current Liabilities and outstanding (or drawn but not reimbursed) letters of credit of not less than 1.25:1.00, measured on a quarterly basis.

     5.7  Maintain Debt to Tangible Net Worth. Borrower shall, on a consolidated
          -----------------------------------
basis, maintain a ratio of Debt to Tangible Net Worth of not greater than 1.00:1.00, measured quarterly.

     5.8  Maintain Profitability. Borrower shall, on a consolidated basis
          ----------------------
maintain Net Income greater than zero dollars ($0) for the quarter ending March 31, 1999. Thereafter, Borrower shall maintain Net Income greater than zero not less than every other quarter.

     5.9  ERISA. (a) Borrower shall at all times meet and cause each of the
          -----
Subsidiaries to meet the minimum funding requirements of ERISA with respect to Borrower's and Subsidiaries' employee benefit plans subject to ERISA; (b) promptly after Borrower knows or has reason to know (i) of the occurrence of any event, which would constitute a reportable event or prohibited transaction under ERISA, or (ii) that the PBGC or Borrower has instituted or will institute proceedings to terminate an employee pension plan, deliver to Bank a certificate of the chief financial officer of Borrower setting forth details as to such event or proceedings and the action which Borrower proposes to take with respect thereto, together with a copy of any notice of such event which may be required to be filed with the PBGC; and (c) furnish to Bank (or cause the plan administrator to furnish Bank) a copy of the annual return (including all schedules and attachments) for each plan covered by ERISA, and filed with the Internal

Revenue Service by Borrower not later than ten (10) days after such report has been so filed.

     5.10  Use of Loan Proceeds. Borrower shall use the proceeds of the Loan
           --------------------
hereunder only for the purposes set forth in the Recitals to this Agreement.

6.   Negative Covenants.
     ------------------

     On a continuing basis from the date of this Agreement until the later of the Termination Date or when the Indebtedness is paid in full and Borrower has performed all of its other obligations hereunder, Borrower covenants and agrees that it will not and will not permit any Subsidiary without Bank's prior written consent which shall not be unreasonably withheld, to do any of the items set forth below.

     6.1  Dividends. Borrower shall not declare or pay any dividends on, or make
          ---------
any other distribution (whether by reduction of capital or otherwise) with respect to any shares of its capital stock, except for dividends to pay income taxes.

     6.2  Stock Issuance. Borrower shall not issue any additional shares of its
          --------------
capital stock, or any warrant, right or option relating thereto or any security convertible into any of the foregoing.

     6.3  Stock Acquisition. Borrower shall not purchase, redeem, retire or
          -----------------
otherwise acquire any of the shares of its capital stock, or make any commitment to do so.

     6.4  Liens and Encumbrances. Borrower shall not create, incur, assume or
          ----------------------
suffer to exist any mortgage, pledge, encumbrance, security interest, lien or charge of any kind upon any of its property or assets (including, without limitation, any charge upon property purchased or acquired under a conditional sales or other title retaining agreement or lease required to be capitalized under GAAP) whether now owned or hereafter acquired other than Permitted Liens.

     6.5  Indebtedness. Borrower shall not incur, create, assume or permit to
          ------------
exist any indebtedness or liability on account of deposits or advances or any indebtedness or liability for borrowed money, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, or any other indebtedness whatsoever, except for (a) the Indebtedness; (b) indebtedness subordinated to the prior payment in full of the Indebtedness upon terms and conditions approved in writing by Bank; (c) existing indebtedness to the extent set forth on attached Schedule 4.11; (d) trade indebtedness incurred and paid in the ordinary course of business; (e) contingent indebtedness to the extent permitted by Section 6.7 of this Agreement; (f) indebtedness secured by Permitted Liens; and (g) indebtedness related to acquisitions permitted by
Section 6.11 of this Agreement.

     6.6  Extension of Credit. Borrower shall not make loans, advances or
          -------------------
extensions of credit to any Person, except for sales on open account and otherwise in the ordinary course of business.

     6.7  Guarantee Obligations. Borrower shall not guarantee or otherwise,
          ---------------------
directly or indirectly, in any way be or become responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of any other Person, agreement for the furnishing of funds to any other Person through the furnishing of goods, supplies or services, by way of stock purchase, capital contribution, advance or loan, for the purpose of paying or discharging (or causing the payment or discharge of) the indebtedness of any other Person, or otherwise, except for the endorsement of negotiable instruments by Borrower in the ordinary course of business for deposit or collection.

     6.8  Subordinate Indebtedness. Borrower shall not subordinate any
          ------------------------
indebtedness due to it from a Person to indebtedness of other creditors of such Person.

     6.9  Property Transfer, Merger or Lease-Back. Borrower shall not (a) sell,
          ---------------------------------------
lease, transfer or otherwise dispose of properties and assets having an aggregate book value of more than Five Hundred Thousand Dollars ($500,000) in any fiscal year (whether in one transaction or in a series of transactions) except as to the sale of inventory in the ordinary course of business; (b) change its name, consolidate with or merge into any other corporation, permit another corporation to merge into it, acquire all or substantially all the properties or assets of any other Person, enter into any reorganization or recapitalization or reclassify its capital stock; or (c) enter into any sale-leaseback transaction.

     6.10  Acquire Securities. Borrower shall not purchase or hold beneficially
           ------------------
any stock or other securities of, or make any investment or acquire any interest whatsoever in, any other Person, except for the common stock of the Subsidiaries owned by Borrower on the date of this Agreement and except for certificates of deposit with maturities of one year or less of United States commercial banks with capital, surplus and undivided profits in excess of One Hundred Million Dollars ($100,000,000) and direct obligations of the United States Government maturing within one year from the date of acquisition thereof.

     6.11  Acquire Fixed Assets. Borrower shall not acquire or expend for, or
           --------------------
commit itself to acquire or expend for fixed assets by lease, purchase or otherwise in an aggregate amount that exceeds Seven Million Dollars ($7,000,000) in any fiscal year.

     6.12 Pension Plan. Borrower shall not (a) allow any fact, condition or
          ------------
event to occur or exist with respect to any employee pension or profit sharing plans established or maintained by it which might constitute grounds for termination of any such plan or for the court appointment of a trustee to administer any such plan, or (b) permit any such plan to be the subject of termination proceedings (whether voluntary or involuntary) from which termination proceedings there may result a liability of Borrower or any of its Subsidiaries to the PBGC which, in the opinion of Bank, will have a materially adverse effect upon the operations, business, property, assets, financial condition or credit of Borrower or any of its Subsidiaries.

     6.13 Misrepresentation. Borrower shall not furnish Bank with any
          -----------------
certificate or other document that contains any untrue statement of a material fact or omits to state a material fact necessary to make such certificate or document not misleading in light of the circumstances under which it was furnished.

    6.14 Margin Stock. Borrower shall not apply any of the proceeds of the
         ------------
Note to the purchase or carrying of any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder.

7.  Events of Default, Enforcement: Application of Proceeds.
    -------------------------------------------------------

    7.1  Events of Default . The occurrence of any of the events described below
         -----------------
shall constitute an Event of Default hereunder.

         7.1.1 Failure to Pay Monies Due. It shall be an Event of Default if
               -------------------------
Borrower shall fail to pay, when due, any principal or interest under the Revolving Credit Note or any taxes, insurance or other amount payable by Borrower under this Agreement or if Borrower, or any of its Subsidiaries shall fail to pay, when due, any indebtedness, obligation or liability whatsoever of Borrower, or any of its Subsidiaries to Bank.

         7.1.2 Misrepresentation. It shall be an Event of Default if any
               -----------------
warranty or representation of Borrower in connection with or contained in this Agreement, or if any financial data or other information now or hereafter furnished to Bank by or on behalf of Borrower, shall prove to be false or misleading in any material respect.

         7.1.3 Noncompliance with Bank Agreement. It shall be an Event of
               ---------------------------------
Default if Borrower, or any of its Subsidiaries shall fail to perform in the time and manner required any of its obligations or covenants under, or shall fail to comply with any of the provisions of, this Agreement or any other agreement with Bank to which it may be a party, which does not involve the failure to make a payment when due (be it principal, interest, taxes, insurance or otherwise) and which is not cured by Borrower within thirty (30) days after the earlier of the date of notice to Borrower by Bank of such Default or the date Bank is notified, or should have been notified pursuant to Borrower's obligation under Section 5.1.8 hereof, of such Default.

         7.1.4 Other Defaults. It shall be an Event of Default if Borrower, or
               --------------
any of its Subsidiaries shall default in the payment when due of any of its indebtedness (other than to Bank) or in the observance or performance of any term, covenant or condition in any agreement or instrument evidencing, securing or relating to such indebtedness, and such default be continued for a period sufficient to permit acceleration of the indebtedness, irrespective of whether any such default shall be forgiven or waived or there has been acceleration by the holder thereof.

         7.1.5 Judgments. It shall be an Event of Default if there shall be
               ---------
rendered against Borrower, or any of its Subsidiaries one or more judgments or decrees involving an aggregate liability of Five Hundred Thousand Dollars ($500,000) or more, which has or have become non-appealable and shall remain undischarged, unsatisfied by insurance and shall be unstayed for more than thirty (30) days, whether or not consecutive; or if a writ of attachment or garnishment against the property of Borrower, any of its Subsidiaries or the Guarantor shall be issued and levied in any action claiming Five Hundred Thousand Dollars ($500,000) or more and not released or appealed and bonded in an amount and manner satisfactory to Bank within thirty (30) days after such issuance and levy.

         7.1.6 Business Suspension, Bankruptcy, Etc. It shall be an Event of
               ------------------------------------
Default if Borrower, or any of its Subsidiaries shall voluntarily suspend transaction of its business; or if Borrower, or any of its Subsidiaries shall not pay its debts as they mature or shall make a general assignment for the benefit of creditors; or proceedings in bankruptcy, or for reorganization or liquidation of Borrower, or any of its Subsidiaries under Bankruptcy Code or under any other state or federal law for the relief of debtors shall be commenced or shall be commenced against Borrower, or any of its Subsidiaries and shall not be discharged within thirty (30) days of commencement; or a receiver, trustee or custodian shall be appointed for Borrower, or any of its Subsidiaries or for any substantial portion of their respective properties or assets.

         7.1.7 Inadequate Funding or Termination of Employee Benefit Plan(s).
               -------------------------------------------------------------
It shall be an Event of Default if Borrower, or any of its Subsidiaries shall fail to meet its minimum funding requirements under ERISA with respect to any employee benefit plan established or maintained by it, or if any such plan shall be subject of termination proceedings (whether voluntary or involuntary) and there shall result from such termination proceedings a liability of Borrower, or any of its Subsidiaries to the PBGC which in the opinion of Bank will have a materially adverse effect upon the operations, business, property, assets, financial condition or credit of Borrower, or any of its Subsidiaries, as the case may be.

         7.1.8 Occurrence of Certain Reportable Events. It shall be an Event
               ---------------------------------------
of Default if there shall occur, with respect to any pension plan maintained by Borrower, or any of its Subsidiaries any reportable event (within the meaning of Section 4043(b) of ERISA) which Bank shall determine constitutes a ground for the termination of any such plan, and if such event continues for thirty (30) days after Bank gives written notice to Borrower, provided that termination of such plan or appointment of such trustee would, in the opinion of Bank, have a materially adverse effect upon the operations, business, property, assets, financial condition or credit of Borrower, or any of its Subsidiaries, as the case may be.

    7.2 Acceleration of Indebtedness: Remedies. Upon the occurrence of an
        --------------------------------------
Event of Default, all Indebtedness shall be due and payable in full immediately at the option of Bank without presentation, demand, protest, notice of dishonor or other notice of any kind, all of which are hereby expressly waived. Unless all of the Indebtedness is then immediately fully paid, Bank shall have and may exercise any one or more of the rights and remedies available to Borrower under this Agreement, or under any other document contemplated hereby or for which provision is provided by law or in equity.

   7.3 Application of Proceeds. All of the Indebtedness shall constitute one
       -----------------------
loan. Upon the occurrence of an Event of Default which is not cured within the cure period, if any, provided under Section 7.2 of this Agreement, Bank may in its sole discretion set off any proceeds against any portion of the Indebtedness. The proceeds of any sale or other disposition of the assets of Borrower authorized by this Agreement shall be applied by Bank, first upon all expenses authorized by the UCC or otherwise in connection with the sale and all reasonable attorneys' fees and legal expenses incurred by Bank; the balance of the proceeds of such sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to other Indebtedness and the surplus, if any, shall be paid over to Borrower or to such other Person or Persons as may be entitled thereto under applicable law. Borrower shall remain liable for any deficiency, which Borrower shall pay to Bank immediately upon demand.

    7.4 Cumulative Remedies. The remedies provided for herein are cumulative
        -------------------
to the remedies for collection of the Indebtedness as provided by law, in equity or by any document contemplated hereby. Nothing herein contained is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy for the recovery of any other sum to which Bank may be or become entitled for the breach of this Agreement by Borrower.

    7.5  Payable Upon Demand. To the extent that any of the Indebtedness is
         -------------------
payable upon demand, nothing contained in this Agreement or any document contemplated hereby shall be construed to prevent Bank from making demand, without notice and with or without reason, for immediate payment of all or any part of such Indebtedness at any time or times, whether or not a Default or an Event of Default has occurred.

8.  General Terms. Bank and Borrower agree to the general terms set forth in
    -------------
this Section 8.

    8.1 Independent Rights. No single or partial exercise of any right, power
        ------------------
or privilege hereunder, or any delay in the exercise thereof, shall preclude other or further exercise of the rights of the parties to this Agreement.

    8.2 Covenant Independence. Each covenant in this Agreement shall be deemed
        ---------------------
to be independent of any other covenant, and an exception or illegality in one covenant shall not create an exception or illegality in another covenant.

    8.3 Waivers and Amendments. No forbearance on the part of Bank in
        ----------------------
enforcing any of its rights under this Agreement, nor any renewal, extension or rearrangement of any payment or covenant to be made or performed by Borrower hereunder, shall constitute a waiver of any of the terms of this Agreement or of any such right. No Default or Event of Default shall be waived by Bank except in a writing signed and delivered by an officer of Bank, and no waiver of any other Default or Event of Default shall operate as a waiver of any Default or Event of Default or of the same Default or Event of Default on a future occasion. No other amendment, modification or waiver of, or consent with respect to, any provision of this Agreement, the Note or other documents contemplated hereby shall be effective unless the same shall be in writing and signed and delivered by an officer of Bank.

    8.4 Governing Law. This Agreement, and each and every term and provision
        -------------
hereof, shall be governed by and construed in accordance with the internal law of the

State of California. If any provisions of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provisions had never been contained herein.

    8.5  Survival of Warranties, Etc. All of Borrower's covenants, agreements,
         ---------------------------
representations and warranties made in connection with this Agreement and any document contemplated hereby shall survive the borrowing and the delivery of the Note hereunder and shall be deemed to have been relied upon by Bank, notwithstanding any investigation heretofore or hereafter made by Bank. All statements contained in any certificate or other document delivered to Bank at any time by or on behalf of Borrower pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by Borrower in connection with this Agreement.

    8.6  Costs and Expenses. Borrower agrees that it will reimburse Bank, upon
         ------------------
demand, for all costs and expenses incurred by Bank in connection with (i) collecting or attempting to collect the Indebtedness or any part thereof; (ii) the enforcement of Bank's rights or remedies under this Agreement or the other documents contemplated hereby; (iii) the preparation or making of any amendments, modifications, waivers or consents with respect to this Agreement or the other documents contemplated hereby; and/or (iv) any other matters or proceedings arising out of or in connection with any lending arrangement between Bank and Borrower, which costs and expenses include without limit payments made by Bank for taxes, insurance, assessments, or other costs or expenses which Borrower is required to pay under this Agreement or the other documents contemplated hereby; expenses related to the examination of the assets of Borrower; audit expenses; court costs and reasonable attorneys' fees (whether inhouse or outside counsel is used, whether legal assistants are used, and whether such costs are incurred in formal or informal collection actions, federal bankruptcy proceedings, probate proceedings, on appeal or otherwise); and all other costs and expenses of Bank incurred in connection with any of the foregoing.

    8.7 Payments on Saturdays, Etc. Whenever any payment to be made hereunder
        --------------------------
shall be stated to be due on a Saturday, Sunday or any other day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension, if any, shall be included in computing interest in connection with such payment.

    8.8 Binding Effect. This Agreement shall inure to the benefit of and shall
        --------------
be binding upon the parties hereto and their respective successors and assigns; provided, however, that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of Bank.

    8.9 Maintenance of Records. Borrower will keep all of its records
        ----------------------
concerning its business operations and accounting at its principal place of business. Borrower will give Bank prompt written notice of any change in its principal place of business, or in the location of its records.

    8.10 Notices. All notices and communications provided for herein or in any
         -------
document contemplated hereby or required by law to be given shall be in writing (unless expressly provided to the contrary) and, if personally delivered, effective when delivered at the address below or, in the case of mailing, effective two (2) days after sending by first class mail, postage prepaid, addressed as follows:

    (a)  If to Borrower, to:  Symmetricom, Inc.
                              2300 Orchard Parkway
                              San Jose, California 95131A1017
                              Attention: Mary Rorabaugh; and


    (b)  if to Bank, to:      Comerica Bank- California
                              201 Spear Street, Suite 200
                              San Francisco, CA 94105
                              Attention: Mark S. Hillhouse
                              Corporate Banking Officer

or to such other address as a party shall have designated to the other in writing in accordance with this section. The giving of at least five (5) days' notice before Bank shall take any action described in any notice shall conclusively be deemed reasonable for all purposes; provided, that this shall not be deemed to require Bank to give five days' notice or any notice if not specifically required in this Agreement.

    8.11 Counterparts. This Agreement may be signed in any number of
         ------------
counterparts with the same effect as if the signatures were upon the same instrument.

    8.12 Headings. Article and section headings in this Agreement are included
         --------
for the convenience of reference only and shall not constitute a part of this Agreement for any purpose.

    8.13 Release and Discharge. Upon full payment of the Indebtedness and
         ---------------------
performance by Borrower of all its other obligations hereunder, except as provided in Section 5.20(f) hereof the parties shall thereupon automatically each be fully, finally and forever released and discharged from any claim, liability or obligation in connection with this Agreement and the other documents contemplated hereby.

    8.14 WAIVER OF JURY TRIAL. BORROWER AND BANK HEREBY IRREVOCABLY WAIVE THE
         --------------------
RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY AND ALL ACTIONS OR PROCEEDINGS AT ANY TIME IN WHICH BORROWER AND BANK ARE PARTIES ARISING OUT OF THIS AGREEMENT OR THE OTHER DOCUMENTS CONTEMPLATED HEREBY.

    8.15 Integration. This Agreement, the Revolving Credit Note, and such other
         -----------
agreement, documents and instruments as may be executed in connection herewith shall supersede all prior negotiations, agreements and commitments with respect to the subject matter hereof. In the event of a conflict between this agreement and any other Agreement between the parties, this Agreement shall govern.

    8.16 Further Assurances. Borrower shall execute such instruments and
         ------------------
documents as Bank may reasonably request from time to time and otherwise to effect the purposes hereof.

    IN WITNESS WHEREOF, Borrower and Bank have caused this Amended and Restated Revolving Credit Loan Agreement to be executed by their respective duly authorized officers as of the day and year first written above.

SYMMETRICOM, INC.
a California Corporation


By: /s/ Roger Strauch
    --------------------------------
Its:  Roger Strauch
      Chief Executive Officer


By: /s/ Mary Rorabaugh
    ------------------------------------
      Mary Rorabaugh
Its:  Vice President of Finance

COMERICA BANK-CALIFORNIA

By:  /s/ Mark S. Hillhouse
     ---------------------------------------
     Mark S. Hillhouse
Its: Corporate Banking Officer

                                LIST OF EXHIBITS



EXHIBIT A - Revolving Credit Note

EXHIBIT B - Borrower's Telephone and Facsimile Authorization

EXHIBIT C - Corporation Resolutions and Incumbency Certification - Authority to
            Procure Loans

EXHIBIT D - Not Applicable

EXHIBIT E - Guaranty of Linfinity Microelectronics, Inc.

EXHIBIT F - Corporate Resolutions and Authority to Support Another's Borrowings
            for Linfinity Microelectronics, Inc.

EXHIBIT G - Guaranty of Telecom Solutions, Inc. Puerto Rico Inc.

EXHIBIT H - Corporate Resolutions and Authority to Support Another's Borrowing-
            for Telecom Solutions Puerto Rico, Inc.

                              LIST OF SCHEDULES

SCHEDULE 4.5  - Permitted Liens

SCHEDULE 4.11 - Indebtedness

SCHEDULE 4.12 - Material Agreements

                                  EXHIBIT A

              FIRST AMENDED AND RESTATED REVOLVING CREDIT NOTE
              ------------------------------------------------

$7,000,000                                                         June 29, 1998

    FOR VALUE RECEIVED, the undersigned promises to pay to the order of COMERICA BANK-CALIFORNIA ("Bank") at any office of Bank in the State of California, on May 1, 2000, the principal sum or so much of the principal sum of Seven Million and 00/100 Dollars ($7,000,000) as may from time to time have been advanced and be outstanding under that certain First Amended and Restated Revolving Credit Loan Agreement dated June 29, 1998 between the undersigned and Bank (the "Agreement") plus all accrued but unpaid interest thereon.

    The unpaid principal amount of this First Amended and Restated Revolving Credit Note (this "Note") shall bear interest at the rate provided in Section
2.4 of the Agreement, which Agreement, as it may be amended from time to time, is by this reference incorporated herein and made a part hereof. Interest shall be payable to the extent accrued on the first (1st) day of each consecutive calendar month, beginning August 1, 1998, until maturity (whether by acceleration or otherwise) and, thereafter, on demand at a rate equal to three percent (3%) per annum plus the rate otherwise prevailing hereunder, but in no event to exceed the Legal Rate (as defined in the Agreement).

    This Note is a master note under which sums may or must be repaid from time to time and under which new advances are to be made by Bank pursuant to the terms and conditions of the Agreement, and the books and records of Bank shall constitute the best evidence of the amount of the indebtedness at any time owing hereunder.

    This Note is unsecured.

    If an Event of Default (as defined in the Agreement) occurs and is not cured within the time, if any, provided for by the Agreement, Bank may exercise any one or more of the rights and remedies granted by the Agreement or any document contemplated thereby or given to a lender under applicable law, including without limitation, the right to accelerate this Note and any other Indebtedness (as defined in the Agreement), and may set off against the principal of and interest on this Note or against any other Indebtedness (i) any amount owing by Bank to the undersigned; (ii) any property of the undersigned at any time in the possession of Bank or any Affiliate of Bank; and (iii) any amount in any deposit or other account (including, without limitation, an account evidenced by a certificate of deposit) of the undersigned with Bank or any Affiliate of Bank.

    The undersigned and all accommodation parties, guarantors and indorsers (i) waive presentment, demand, protest and notice of dishonor; (ii) agree that no extension or indulgence to the undersigned or release or non-enforcement of any rights, whether with or without notice, shall affect the obligations of any accommodation party, guarantor or indorser; and (iii) agree to reimburse the holder of this Note for any and all costs and expenses incurred in collecting or attempting to collect any and all principal and interest under this Note (including, but not limited to, court costs and reasonable attorneys' fees, whether in-house or outside counsel is used and whether such costs and expenses are incurred in formal or informal collection actions, federal bankruptcy proceedings, including, without limitation, relief from stay and nondischargeability actions, appellate proceedings, probate proceedings, or otherwise). This Note shall be governed by and construed in accordance with the laws of the State of California.

    IN WITNESS WHEREOF, the undersigned has executed this First Amended and Restated Revolving Credit Note as of June 29, 1998.

                                       Symmetricom, Inc.

                                       By:
                                           ___________________________________
                                            Roger Strauch
                                       Its: Chief Executive Officer

                                       By:
                                           ___________________________________
                                           Mary Rorabaugh
                                           Its: Vice President of Finance

                                SCHEDULE 4.5

                               PERMITTED LIENS
                               _______________


Lender/Financial Institution       Date of Original Filing
__________________________________________________________

MetLife Capital Corporation        March 17, 1992

MetLife Capital Corporation        August 29, 1991

MetLife Capital Corporation        December 12, 1990

MetLife Capital Corporation        December 14, 1990

MetLife Capital Corporation        December 5, 1990

MetLife Capital Corporation        May 13, 1991

MetLife Capital Corporation        April 18, 1991

MetLife Capital Corporation        March 10, 1992

                                SCHEDULE 4.11

                                INDEBTEDNESS
                                ____________

Capital Lease Obligation
________________________

Subject: An office building lease

Location: 2300 Orchard Parkway, San Jose, CA

Lender/Owner Name: Nexus Equity 11 LLC

Tenant: SymmetriCom

Lease Term: April 1997 - April 2009

Monthly Rent:

                  1st 12 months $121,271
                  2nd 12 months $126,122
                  3rd 12 months $131,167
                  4th 12 months $136,414
                  5th 12 months $141,870
                  6th 12 months $147,545
                  7th 12 months $153,447
                  8th 12 months $159,585
                  9th 12 months $165,968
                  10th 12 months $172,607
                  11th 12 months $179,511
                  12th 12 months $186,691

Guarantee And Incentive Payment Agreement
_________________________________________

Title of the Agreement: Offer Letter

Name:  Thomas W. Steipp,
       President and Chief Operating Officer
       Telecom Solutions (a division of SymmetriCom)

Amount: Guarantee $162,500 of incentive payment for the Company's fiscal year 1999 (7/98-6/99)

Date of the Offer Letter: February 19, 1998

                                SCHEDULE 4.12

                             MATERIAL AGREEMENTS
                             ___________________

See Schedule 4.11 for discussion of material agreements

                                                                       EXHIBIT B

[LOGO OF COMERICA]

                Borrower's Telephone and Facsimile Authorization


                                                             Date: June 29, 1998
                                                                   -------------
Obligor Number: __________________________    Obligation Number:
__________________

Assignment Unit: __________________________

The undersigned confirms certain borrowing arrangements pursuant to and subject to the terms of the $7,000,000.00 Note, and all renewals, extensions,
                    -------------
modifications, and/or substitutions thereof (the "Note") dated DECEMBER 1, 1993,
                                                               ----------------
executed and delivered by the undersigned to COMERICA BANK-CALIFORNIA ("Bank").
                                             ------------------------
Until notice to the contrary to the undersigned, Bank has agreed that advances under the Note may be requested from time to time at the discretion of the undersigned by telephone or facsimile transmission. Immediately upon receipt from time to time of such telephone request or facsimile transmission from the undersigned, Bank is authorized to lend and credit such sums of money as requested to any of the following accounts or any other account with Bank designated by the undersigned (together with the Security Code) (such accounts(s) referred to as "Designated Accounts(s)")


     Comerica 1890684481

     _________________________________________

     _________________________________________

     _________________________________________


Bank may rely on receipt of the Security Code as proof that the caller or sender is authorized to make the request for advance, repayment, or change of Designated Accounts(s) on behalf of the undersigned.

The undersigned acknowledges that borrowings under the Note may be repaid from time to time at the election of the undersigned, but subject to the terms of the Note and any related agreement with Bank, upon receipt of instructions to do so sent from the undersigned to Bank by telephone or facsimile transmission (together with the Security Code). Repayment may be effected (in whole or in part) by debiting any account designated above (or designated in compliance with the above paragraph) in accordance with the undersigned's instructions (together with the Security Code). The undersigned shall remain fully responsible for any amounts outstanding under the Note if the undersigned's accounts with Bank are insufficient for the repayment of the Note. All requests for payments are to be against collected funds.

The undersigned acknowledges that if Bank makes an advance or effects a repayment based on a request made by telephone or facsimile transmission, it shall be for the convenience of the undersigned and all risks involved in the use of this procedure shall be borne by the undersigned, and the undersigned expressly agrees to indemnify and hold Bank harmless therefor. Without limitation of the foregoing, the undersigned acknowledges that Bank shall have no duty to confirm the authority of anyone requesting an advance or repayment by telephone or facsimile transmission, and further the Bank has advised the undersigned to protect and safeguard the Security Code to prevent its unauthorized use. The undersigned assumes any losses or damages whatsoever which may occur or arise out of its failure to protect and safeguard the Security Code or out of its unauthorized use.


Borrower(s):   SYMMETRICOM, INC.
               ---------------------------------------------
Address:       2500 ORCHARD PARKWAY, SAN JOSE, CA 95131-1017
               ---------------------------------------------
               STREET ADDRESS    CITY    STATE  ZIP CODE

By: /s/ Roger A. Strauch                   Its: Chief Executive Officer
   ----------------------------                 ----------------------------
SIGNATURE OF Roger A. Strauch              TITLE (if applicable)

By: /s/ Thomas W. Steipp                   Its: Chief Operating Officer
   ----------------------------                 ----------------------------
SIGNATURE OF Thomas W. Steipp              TITLE (if applicable)

By: /s/ Mary A. Rornbaugh                  Its: Vice President, Finance
   ----------------------------                 ----------------------------
SIGNATURE OF Mary A. Rornbaugh             TITLE (if applicable)

By:                                        Its:
   ----------------------------                 ----------------------------
SIGNATURE OF                               TITLE (if applicable)

SECURITY CODE:
               ----------------

                                                                       EXHIBIT C

[LOGO OF COMERICA]

             CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION
                          -AUTHORITY TO PROCURE LOAN

================================================================================

I certify that I am the duly elected and qualified Secretary of SYMMETRICOM, INC. a California corporation (the "Corporation") and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes on or as of June 29, 1998.

COPY OF RESOLUTIONS:

Be it Resolved, That:

1. Any (insert number required to sign) (2) two of the following (insert titles only) Chief Executive Officer, Chief Operating Officer, VP Finance of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a) Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank-California (the "Bank") up to an amount not exceeding $7,000,000 (if left blank, then unlimited);

(b) Discount with the Bank commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c) Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d) Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e) Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation's property and assets.

2. Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3. Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4. These Resolutions shall continue in force and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5. Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6. The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

        (PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

Name (Type or Print)            Title                     Signature
--------------------            -----                     ---------

Roger A. Strauch         Chief Executive Officer       /s/ ROGER A. STRAUCH

Thomas W. Steipp         Chief Operating Officer       /s/ THOMAS W. STEIPP

Mary A. Rorabaugh        Vice President, Finance       /s/ MARY A. RORABAUGH



In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal of said Corporation to be affixed this 29th day of June, 1998.



                                              Mary A. Rorabaugh
                                              --------------------------
                                              Secretary

-------------------------------------------------------------------------------

The Above Statements are Correct. ____________________________________________
                                  SIGNATURE OF OFFICER OR DIRECTOR OF, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

[LOGO OF COMERICA]

                                                                       EXHIBIT E

GUARANTY
================================================================================

The undersigned, for value received , unconditionally and absolutely guarantee(s) to COMERICA BANK-CALIFORNIA ("Bank) a, California banking corporation, and to the Bank's successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness to the Bank of SYMMETRICOM INC. ("Borrower") of any successor in interest, including without limit any debtor-in-possession or trustee in bankruptcy which succeeds to the interest of this party or person jointly and severally the "Borrower"), however this indebtedness has been or may be incurred or evidenced, whether absolute or contingent direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, and whether or not known to the undersigned at the time of this Guaranty or at the time any future indebtedness is incurred (the "Indebtedness").

The Indebtedness guaranteed includes without limit:   (a) any and all direct
indebtedness of the Borrower to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Borrower to the Bank arising under any guaranty where the Borrower has guaranteed the payment of indebtedness owing to the Bank from a third party; (c) any and all obligations or liabilities of the Borrower to the Bank arising from applications or agreements for the issuance of letters of credit; (d) any and all obligations or liabilities of the Borrower to the Bank arising out of any other agreement by the Borrower including without limit any agreement to indemnify the Bank for environmental liability or to clean up hazardous waste;
(e) any and all indebtedness, obligations or liabilities for which the Borrower would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including without limit liability for interest and attorneys' fees on, or in connection with, any of the Indebtedness from and after the filing by or against the Borrower of a bankruptcy petition whether an involuntary or voluntary bankruptcy case, including, without limitation, all attorneys' fees and costs incurred in connection with motions for relief from stay, cash collateral motions, nondischargeability motions, preference liability motions, fraudulent conveyance liability motions, fraudulent transfer liability motions and all other motions brought by Borrower, Guarantor, Bank or third parties in any way relating to Bank's rights with respect to such Borrower, Guarantor, or third party and/or affecting any collateral securing any obligation owed to Bank by Borrower, Guarantor, or any third party, probate proceedings, on appeal or otherwise; (f) any and all amendments, modifications, renewals and/or extensions of any of the above, including without limit amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (g) all costs of collecting Indebtedness, including without limit reasonable attorneys' fees and costs.

The undersigned waive(s) notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, and diligence in collecting any Indebtedness, and agree(s) that the Bank may modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned further waive(s) any and all other notices to which the undersigned might otherwise be entitled. The undersigned acknowledge(s) and agree(s) that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Bank of any remedy the Bank may have against the Borrower or any other person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reason, and no defense or setoff available at any time to the Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

The undersigned deliver(s) this Guaranty based solely on the undersigned's independent investigation of the financial condition of the Borrower and is
(are) not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate from time to time. The undersigned waive(s) any duty on the part of the Bank, and agree(s) that it is not relying upon nor expecting the Bank to disclose to the undersigned any fact now or later known by the Bank, whether relating to the operations or condition of the Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect these facts may have upon the undersigned's risk under this Guaranty or the undersigned's rights against the Borrower. The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes without limit the possibility that the Borrower may incur Indebtedness to the Bank after the financial condition of the Borrower, or its ability to pay its debts as they mature, has deteriorated.

The undersigned represent(s) and warrant(s) that: (a) the Bank has made no representation to the undersigned as to the creditworthiness of the Borrower; and (b) the undersigned has (have) established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower's financial condition. The undersigned agree(s) to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty.

The undersigned grant(s) to the Bank a security interest in and the right of setoff as to any and all property of the undersigned now or later in the possession of the Bank. The undersigned subordinate(s) any claim of any nature that the undersigned now or later has (have) against the Borrower to and in favor of all Indebtedness and agree(s) not to accept payment or satisfaction of any claim that the undersigned now or later may have against the Borrower without the prior written consent of the Bank. Should any payment, distribution, security, or proceeds, he received by the undersigned upon or with respect to any claim that the undersigned now or may later have against the Borrower, the undersigned shall immediately deliver the same to the Bank in the form received (except for endorsement or assignment by the undersigned where required by the Bank) for application on the Indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Bank. The undersigned further assign(s) to the Bank as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower (other than any claim under a deed of trust or mortgage covering real property) with full right on the part of the Bank, in its own name or in the name of the undersigned, to collect and enforce these claims.

The undersigned agree(s) that no security now or later held by the Bank for the payment of any Indebtedness. whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledges(s) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personality, to secure payment of the Indebtedness, and the undersigned is (are) not relying upon any asset(s) in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

The undersigned acknowledge(s) that the effectiveness of this Guaranty is not conditioned on any or all of the Indebtedness being guaranteed by anyone else.

Until the Indebtedness is irrevocably paid in full, the undersigned waive(s) any and all rights to be subrogated to the position of the Bank or to have the benefit of any lien, security interest or other guaranty now or later held by the Bank for the Indebtedness or to enforce any remedy which the Bank now or later has against the Borrower or any other person. Until the Indebtedness is irrevocably paid in full, the undersigned shall have no right of reimbursement, indemnity, contribution or other right of recourse to or with respect to the Borrower or any other person. The undersigned agree(s) to indemnify and hold harmless the Bank from and against any and all claims, actions, damages, costs and expenses, including without limit reasonable attorneys' fees, incurred by the Bank in connection with the

                                      1.

undersigned's exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty. The Bank has no duty to enforce or protect any rights which the undersigned may have against the Borrower or any other person and the undersigned assume(s) full responsibility for enforcing and protecting these rights.

Notwithstanding any provision of the preceding paragraph or anything else in this Guaranty to the contrary, if any of the undersigned is or becomes an "insider" or "affiliate" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) with respect to the Borrower, then that undersigned irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, recourse, reimbursement and any similar rights against the Borrower (or any other guarantor) with respect to this Guaranty, whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that the undersigned shall not be (or be deemed to be) a "creditor" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) of the Borrower (or any other guarantor) by reason of the existence of this Guaranty in the event that the Borrower becomes a debtor in any proceeding under the Federal Bankruptcy Code. This waiver is given to induce the Bank to enter into certain written contracts with the Borrower included in the Indebtedness. The undersigned warrant(s) and agree(s) that none of Bank's rights, remedies or interests shall be directly or indirectly impaired because of any of the undersigned's status as an "insider" or "affiliate" of the Borrower, and undersigned shall take any action, and shall execute any document, which the Bank may request in order to effectuate this warranty to the Bank.

If any Indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Bank against each severally, any two or more jointly, or some severally and some jointly The Bank, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any other guarantor, the Bank may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantor(s). This action by the Bank shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

Any of the undersigned may terminate their obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Bank and receiving from an officer of the Bank written acknowledgement of delivery; provided, the termination shall not be effective until the opening of business on the fifth
(5th) day following written acknowledgement of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Bank or any Borrower loan with the Bank existing at the effective date of termination (whether advances or readvances by the Bank are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Bank has no duty to give notice of termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnify the Bank against all claims, damages, costs and expenses, including without limit reasonable attorneys' fees and costs, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Borrower loan or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated, as the case may be, in the event that
(a) any payment received or credit given by the Bank in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it; or (b) any liability is imposed, or sought to be imposed, against the Bank relating to the environmental condition of, or the presence of hazardous or toxic substances on, in or about, any property given as collateral to the Bank by the Borrower, whether this condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by the Bank of any such property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of the Bank), in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned to the extent of all liability, costs and expenses (including without limit reasonable attorneys' fees and costs) incurred by the Bank as the direct or indirect result of any environmental condition or hazardous or toxic substances. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agree(s) upon demand by the Bank to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned do(es) not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned. For purposes of this Guaranty, "environmental condition" includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface and the air; and "hazardous or toxic substances" shall include any and all substances now or subsequently determined by any federal, state or local authority to be hazardous or toxic, or otherwise regulated by any of these authorities.

Although the intent of the undersigned and the Bank is that California law shall apply to this Guaranty, regardless of whether California law applies, the undersigned further agree(s) as follows: With respect to the limitation, if any, stated in the Additional Provisions below on the amount of principal guaranteed under this Guaranty, the undersigned agree(s) that (a) this limitation shall not be a limitation on the amount of Borrower's Indebtedness to the Bank; (b) any payments by the undersigned shall not reduce the maximum liability of the undersigned under this Guaranty unless written notice to that effect is actually received by the Bank at or prior to the time of the payment; and (c) the liability of the undersigned to the Bank shall at all times be deemed to be the aggregate liability of the undersigned under this Guaranty and any other guaranties previously or subsequently given to the Bank by the undersigned and not expressly revoked, modified or invalidated in writing.

The undersigned waive(s) any right to require the Bank to: (a) proceed against any person, including without limit the Borrower; (b) proceed against or exhaust any security held from the Borrower or any other person; (c) give notice of the terms, time and place of any public or private sale of personal property security held from the Borrower or any other person, or otherwise comply with the provisions of Section 9-504 of the California or other applicable Uniform Commercial Code; (d) pursue any other remedy in the Bank's power; or (e) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest, or notices of dishonor in connection with any obligations or evidences or Indebtedness held by tile flank as security, in connection with any other obligations or evidences of indebtedness which constitute in whole or in part Indebtedness, or in connection with the creation of new or additional Indebtedness.

The undersigned authorize(s) the Bank, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned's liability under this Guaranty, from time to time to:
(a) apply any security and direct the order or manner of sale of it, including without limit, a nonjudicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as the Bank in its discretion may determine; (b) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness; and (c) apply payments received by the Bank from the Borrower to any indebtedness of the Borrower to the Bank, in such order as the Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The Bank may without notice assign this Guaranty in whole or in part. Upon the Bank's request, the undersigned agree(s) to provide to the Bank copies of the undersigned's financial statements.

                                      2.

The undersigned waive(s) any defense based upon or arising by reason of (a) any disability or other defense of the Borrower or any other person; (b) the cessation or limitation from any cause whatsoever, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Borrower which is a corporation, partnership or other type of entity, or any defect in the formation of the Borrower; (d) the application by the Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by the Borrower to the Bank or intended. or understood by the Bank or the undersigned; (e) any act or omission by the Bank which directly or indirectly results in or aids the discharge of the Borrower or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form whatsoever including without limit any modification made after effective termination, and including without limit, the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of any Indebtedness, including without limit increase or decrease of the interest rate. The undersigned understands that, absent this waiver, Bank's election of remedies, including but not limited to its decision to proceed to nonjudicial foreclosure on any real property securing the Indebtedness, could preclude Bank from obtaining a deficiency judgment against Borrower and the undersigned pursuant to California Code of Civil Procedure sections 580a, 580b, 580d or 726 and could also destroy any subrogation rights which the undersigned has against Borrower. The undersigned further understands that, absent this waiver, California law, including without limitation, California Code of Civil Procedure sections 580a, 580b, 580d or 726, could afford the undersigned one or more affirmative defenses to any action maintained by Bank against the undersigned on this Guaranty.

The undersigned waives any and all rights and provisions of California Code of Civil Procedure sections 580a, 580b, 580d and 726, including, but not limited to any provision thereof that: (i) may limit the time period for Bank to commence a lawsuit against Borrower or the undersigned to collect any Indebtedness owing by Borrower or the undersigned to Bank; (ii) may entitle Borrower or the undersigned to a judicial or nonjudicial determination of any deficiency owed by Borrower or the undersigned to Bank, or to otherwise limit Bank's right to collect a deficiency based on the fair market value of such real property security; (iii) may limit Bank's right to collect a deficiency judgment after a sale of any real property securing the Indebtedness; (iv) may require Bank to take only one action to collect the Indebtedness or that may otherwise limit the remedies available to Bank to collect the Indebtedness.

The undersigned waives all rights and defenses arising out of an election of remedies by Bank even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the undersigned's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise.

The undersigned acknowledges and agrees that this is a knowing and informed waiver of the undersigned's rights as discussed above and that Bank is relying on this waiver in extending credit to Borrower.

The undersigned acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations, including without limit this Guaranty. In connection with that right, the Bank may disclose any documents and information which the Bank now or later acquires relating to the undersigned and this Guaranty, whether furnished by the Borrower, the undersigned or otherwise. The undersigned further agree(s) that the Bank may disclose these documents and information to the Borrower. The undersigned agree(s) that the Bank may provide information relating to this Guaranty or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The total obligation under this Guaranty shall be UNLIMITED unless specifically limited in the Additional Provisions of this Guaranty, and this obligation (whether unlimited or limited to the extent indicated in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, any and all interest on all Indebtedness and any and all costs and expenses of any kind, including without limit reasonable attorneys' fees and costs, incurred by the Bank at any time(s) for any reason in enforcing any of the duties and obligations of the undersigned under this Guaranty or otherwise incurred by the Bank in any way connected with this Guaranty, the Indebtedness or any other guaranty of the Indebtedness (including without limit reasonable attorneys' fees and other expenses incurred in any suit involving the conduct of the Bank, the Borrower or the undersigned). All of these costs and expenses shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Guaranty to attorneys' fees shall be deemed a reference to fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Any reference in the Additional Provisions or elsewhere (a) to this Guaranty being secured by certain collateral shall NOT be deemed to limit the total obligation of the undersigned under this Guaranty or (b) to this Guaranty being limited in any respect shall NOT be deemed to limit the total obligation of the undersigned under any prior or subsequent guaranty given by the undersigned to the Bank.

The undersigned unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledge(s) that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledge(s) that as of the date of this Guaranty no such defense or setoff exists. The undersigned acknowledge(s) that the effectiveness of this Guaranty is subject to no conditions of any kind.

This Guaranty shall remain effective with respect to successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, until this Guaranty is terminated in the manner and to the extent provided above.

The undersigned warrant(s) and agree(s) that each of the waivers set forth above are made with the undersigned's full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law If any of these waivers are determined to be contrary to any applicable law or public policy, these waivers shall be effective only to the extent permitted by law.

This Guaranty constitutes the entire agreement of the undersigned and the Bank with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of this Guaranty shall bind any of the undersigned or the Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of the Bank and its successors and assigns. This Guaranty shall be binding on the undersigned and the undersigned's heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has (have) knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Bank to extend credit or make other financial accommodations to the Borrower, and the undersigned acknowledge(s) that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

Additional Provisions (if any):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      3.

THE UNDERSIGNED AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

IN WITNESS WHEREOF, the undersigned has (have) signed this Guaranty on  JUNE 29,
                                                                        -------
1998
----



                                    GUARANTOR(S) LINFINITY MICROELECTRONICS INC.



                                    By: /s/ Mary A. Rorabaugh
                                        --------------------------------
                                         Signature of Mary A. Rorabaugh


                                           Its: Vice President, Finance
                                                ------------------------
                                                 (If Applicant)


                                    By: /s/ Roger A. Strauch
                                        --------------------------------
                                           Signature of Roger A. Strauch


                                            Its: Chief Executive Officer
                                                 -----------------------
                                                 (If Applicable)



                                    GUARANTOR'S ADDRESS

                                    11861 Western Avenue
                                    ------------------------------------
                                    Street Address

                                    Garden Grove,       CA      92641
                                    ------------------------------------
                                    City               State  Zip Code



BORROWER(S):


 SYMMETRICOM, INC.

                                      4.

                                                                       EXHIBIT F

  [LOGO OF COMERICA]    CORPORATE RESOLUTIONS AND INCUMBENCY CERTIFICATION --
                           AUTHORITY TO SUPPORT ANOTHER'S BORROWINGS
================================================================================


I certify that I am the duly elected and qualified Secretary of LINFINITY MICROELECTRONICS INC. a DELAWARE corporation ("Corporation") and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by its Board of Directors in accordance with its bylaws and applicable statutes on or as of the 29 day of June 1998;
Copy of Resolutions:

Whereas, this Corporation is financially interested in the affairs of SYMMETRICOM, INC. ("Borrower"); and

Whereas, there has been presented to the Board of Directors of this Corporation certain documents and instruments including but not limited to the following:

      GUARANTY

[insert type(s) of support, e.g. Guaranty, Subordination Agreement, Security, Agreement, etc.] collectively referred to as ("Agreement"), as yet unexecuted, in favor of COMERICA BANK-CALIFORNIA ("Bank"), pertaining to the existing and/or future indebtedness of the Borrower to the Bank; and

Whereas, in order to induce the Bank to extend credit or other financial accommodations to the Borrower, the Board of Directors deems it advisable, desirable, and in the best interests of this Corporation and its shareholders that this Corporation enter into the Agreement;

Be It Resolved, That:

1.  This Corporation approves, adopts, and enters into the Agreement.

2. The Chief Executive Officer, Vice President, Finance (or any one of them) of this Corporation be, and they are, and each is, authorized, empowered and directed to execute the Agreement, for and on behalf of this Corporation and in its name, with such changes or additions to it as any such officer may, in that officer's sole and absolute discretion, approve, and to deliver the same to Bank.

3. The above-named officers be, and they are, and each is, authorized, empowered and directed for and on behalf of this Corporation and in its name, to do all acts and things, to give security for the liabilities of the Corporation as the Bank shall request, and to sign, seal, execute, acknowledge, file, record and/or deliver all certificates, financing statements and other instruments, papers and documents from time to time necessary, desirable or appropriate to be done, signed, sealed, executed, acknowledged, filed, recorded and/or delivered in order to effectuate the purposes of the Agreement and of these Resolutions.

4. Any and all agreements, instruments and documents previously executed, and acts and things previously done, to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of this Corporation.

5. These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

I further certify that the foregoing Resolutions are in full force and effect as of the date of this Certificate; that such Resolutions have been properly noted in the corporate books and records and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in violation of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

                   (PLEASE SUPPLY GENUINE SIGNATURES BELOW)


 NAME(TYPE OR PRINT)       TITLE                        SIGNATURE


 Roger A. Strauch         Chief Executive Officer    /s/ Roger A. Strauch
                                                     ----------------------
 Mary A. Rorabaugh        Vice President, Finance    /s/ Mary A. Rorabaugh
                                                     ----------------------

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal of said Corporation to be affixed this 29 day of June, 1998.

                         /s/ Mary A. Rorabaugh
                         ----------------------------
                         SECRETARY

--------------------------------------------------------------------------------

The Above Statements are Correct. ______________________________________________
                                      SIGNATURE OF OFFICER OR DIRECTOR OR, IF
                                      NONE, A SHAREHOLDER, OTHER THAN SECRETARY,
                                      WHEN SECRETARY IS AUTHORIZED TO SIGN
                                      ALONE.

failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.
--------------------------------------------------------------------------------
CA 00191 (12-94)

                                                                       Exhibit G

[LOGO OF COMERICA]


GUARANTY
________________________________________________________________________________

The undersigned, for value received , unconditionally and absolutely guarantee(s) to COMERICA BANK-CALIFORNIA ("Bank) a, California banking corporation, and to the Bank's successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness to the Bank of SYMMETRICOM INC. ("Borrower") of any successor in interest, including without limit any debtor-in-possession or trustee in bankruptcy which succeeds to the interest of this party or person jointly and severally the "Borrower"), however this indebtedness has been or may be incurred or evidenced, whether absolute or contingent direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, and whether or not known to the undersigned at the time of this Guaranty or at the time any future indebtedness is incurred (the "Indebtedness").

The Indebtedness guaranteed includes without limit: (a) any and all direct indebtedness of the Borrower to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Borrower to the Bank arising under any guaranty where the Borrower has guaranteed the payment of indebtedness owing to the Bank from a third party; (c) any and all obligations or liabilities of the Borrower to the Bank arising from applications or agreements for the issuance of letters of credit; (d) any and all obligations or liabilities of the Borrower to the Bank arising out of any other agreement by the Borrower including without limit any agreement to indemnify the Bank for environmental liability or to clean up hazardous waste;
(e) any and all indebtedness, obligations or liabilities for which the Borrower would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including without limit liability for interest and attorneys' fees on, or in connection with, any of the Indebtedness from and after the filing by or against the Borrower of a bankruptcy petition whether an involuntary or voluntary bankruptcy case, including, without limitation, all attorneys' fees and costs incurred in connection with motions for relief from stay, cash collateral motions, nondischargeability motions, preference liability motions, fraudulent conveyance liability motions, fraudulent transfer liability motions and all other motions brought by Borrower, Guarantor, Bank or third parties in any way relating to Bank's rights with respect to such Borrower, Guarantor, or third party and/or affecting any collateral securing any obligation owed to Bank by Borrower, Guarantor, or any third party, probate proceedings, on appeal or otherwise; (f) any and all amendments, modifications, renewals and/or extensions of any of the above, including without limit amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (g) all costs of collecting Indebtedness, including without limit reasonable attorneys' fees and costs.

The undersigned waive(s) notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, and diligence in collecting any Indebtedness, and agree(s) that the Bank may modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned further waive(s) any and all other notices to which the undersigned might otherwise be entitled. The undersigned acknowledge(s) and agree(s) that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Bank of any remedy the Bank may have against the Borrower or any other person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reason, and no defense or setoff available at any time to the Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

The undersigned deliver(s) this Guaranty based solely on the undersigned's independent investigation of the financial condition of the Borrower and is
(are) not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate from time to time. The undersigned waive(s) any duty on the part of the Bank, and agree(s) that it is not relying upon nor expecting the Bank to disclose to the undersigned any fact now or later known by the Bank, whether relating to the operations or condition of the Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect these facts may have upon the undersigned's risk under this Guaranty or the undersigned's rights against the Borrower. The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes without limit the possibility that the Borrower may incur Indebtedness to the Bank after the financial condition of the Borrower, or its ability to pay its debts as they mature, has deteriorated.

The undersigned represent(s) and warrant(s) that: (a) the Bank has made no representation to the undersigned as to the creditworthiness of the Borrower; and (b) the undersigned has (have) established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower's financial condition. The undersigned agree(s) to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty.

The undersigned grant(s) to the Bank a security interest in and the right of setoff as to any and all property of the undersigned now or later in the possession of the Bank. The undersigned subordinate(s) any claim of any nature that the undersigned now or later has (have) against the Borrower to and in favor of all Indebtedness and agree(s) not to accept payment or satisfaction of any claim that the undersigned now or later may have against the Borrower without the prior written consent of the Bank. Should any payment, distribution, security, or proceeds, be received by the undersigned upon or with respect to any claim that the undersigned now or may later have against the Borrower, the undersigned shall immediately deliver the same to the Bank in the form received (except for endorsement or assignment by the undersigned where required by the Bank) for application on the Indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Bank. The undersigned further assign(s) to the Bank as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower (other than any claim under a deed of trust or mortgage covering real property) with full right on the part of the Bank, in its own name or in the name of the undersigned, to collect and enforce these claims.

The undersigned agree(s) that no security now or later held by the Bank for the payment of any Indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledges(s) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and the undersigned is (are) not relying upon any asset(s) in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

The undersigned acknowledge(s) that the effectiveness of this Guaranty is not conditioned on any or all of the Indebtedness being guaranteed by anyone else.

Until the Indebtedness is irrevocably paid in full, the undersigned waive(s) any and all rights to be subrogated to the position of the Bank or to have the benefit of any lien, security interest or other guaranty now or later held by the Bank for the Indebtedness or to enforce any remedy which the Bank now or later has against the Borrower or any other person. Until the Indebtedness is irrevocably paid in full, the undersigned shall have no right of reimbursement, indemnity, contribution or other right of recourse to or with respect to the Borrower or any other person. The undersigned agree(s) to indemnify and hold harmless the Bank from and against any and all claims, actions, damages, costs and expenses, including without limit reasonable attorneys' fees, incurred by the Bank in connection with the


                                      1.

undersigned's exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty. The Bank has no duty to enforce or protect any rights which the undersigned may have against the Borrower or any other person and the undersigned assume(s) full responsibility for enforcing and protecting these rights.

Notwithstanding any provision of the preceding paragraph or anything else in this Guaranty to the contrary, if any of the undersigned is or becomes an "insider" or "affiliate" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) with respect to the Borrower, then that undersigned irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, recourse, reimbursement and any similar rights against the Borrower (or any other guarantor) with respect to this Guaranty, whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that the undersigned shall not be (or be deemed to be) a "creditor" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) of the Borrower (or any other guarantor) by reason of the existence of this Guaranty in the event that the Borrower becomes a debtor in any proceeding under the Federal Bankruptcy Code. This waiver is given to induce the Bank to enter into certain written contracts with the Borrower included in the Indebtedness. The undersigned warrant(s) and agree(s) that none of Bank's rights, remedies or interests shall be directly or indirectly impaired because of any of the undersigned's status as an "insider" or "affiliate" of the Borrower, and undersigned shall take any action, and shall execute any document, which the Bank may request in order to effectuate this warranty to the Bank.

If any Indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Bank against each severally, any two or more jointly, or some severally and some jointly The Bank, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any other guarantor, the Bank may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantor(s). This action by the Bank shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

Any of the undersigned may terminate their obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Bank and receiving from an officer of the Bank written acknowledgement of delivery; provided, the termination shall not be effective until the opening of business on the fifth
(5th) day following written acknowledgement of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Bank or any Borrower loan with the Bank existing at the effective date of termination (whether advances or readvances by the Bank are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Bank has no duty to give notice of termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnify the Bank against all claims, damages, costs and expenses, including without limit reasonable attorneys' fees and costs, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Borrower loan or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated, as the case may be, in the event that
(a) any payment received or credit given by the Bank in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it; or (b) any liability is imposed, or sought to be imposed, against the Bank relating to the environmental condition of, or the presence of hazardous or toxic substances on, in or about, any property given as collateral to the Bank by the Borrower, whether this condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by the Bank of any such property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of the Bank), in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned to the extent of all liability, costs and expenses (including without limit reasonable attorneys' fees and costs) incurred by the Bank as the direct or indirect result of any environmental condition or hazardous or toxic substances. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agree(s) upon demand by the Bank to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned do(es) not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned. For purposes of this Guaranty, "environmental condition" includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface and the air; and "hazardous or toxic substances" shall include any and all substances now or subsequently determined by any federal, state or local authority to be hazardous or toxic, or otherwise regulated by any of these authorities.

Although the intent of the undersigned and the Bank is that California law shall apply to this Guaranty, regardless of whether California law applies, the undersigned further agree(s) as follows: With respect to the limitation, if any, stated in the Additional Provisions below on the amount of principal guaranteed under this Guaranty, the undersigned agree(s) that (a) this limitation shall not be a limitation on the amount of Borrower's Indebtedness to the Bank; (b) any payments by the undersigned shall not reduce the maximum liability of the undersigned under this Guaranty unless written notice to that effect is actually received by the Bank at or prior to the time of the payment; and (c) the liability of the undersigned to the Bank shall at all times be deemed to be the aggregate liability of the undersigned under this Guaranty and any other guaranties previously or subsequently given to the Bank by the undersigned and not expressly revoked, modified or invalidated in writing.

The undersigned waive(s) any right to require the Bank to: (a) proceed against any person, including without limit the Borrower; (b) proceed against or exhaust any security held from the Borrower or any other person; (c) give notice of the terms, time and place of any public or private sale of personal property security held from the Borrower or any other person, or otherwise comply with the provisions of Section 9-504 of the California or other applicable Uniform Commercial Code; (d) pursue any other remedy in the Bank's power; or (e) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest, or notices of dishonor in connection with any obligations or evidences or Indebtedness held by the Bank as security, in connection with any other obligations or evidences of indebtedness which constitute in whole or in part Indebtedness, or in connection with the creation of new or additional Indebtedness.

The undersigned authorize(s) the Bank, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned's liability under this Guaranty, from time to time to:
(a) apply any security and direct the order or manner of sale of it, including without limit, a nonjudicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as the Bank in its discretion may determine; (b) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness; and (c) apply payments received by the Bank from the Borrower to any indebtedness of the Borrower to the Bank, in such order as the Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The Bank may without notice assign this Guaranty in whole or in part. Upon the Bank's request, the undersigned agree(s) to provide to the Bank copies of the undersigned's financial statements.


                                      2.

The undersigned waive(s) any defense based upon or arising by reason of (a) any disability or other defense of the Borrower or any other person; (b) the cessation or limitation from any cause whatsoever, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Borrower which is a corporation, partnership or other type of entity, or any defect in the formation of the Borrower; (d) the application by the Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by the Borrower to the Bank or intended or understood by the Bank or the undersigned; (e) any act or omission by the Bank which directly or indirectly results in or aids the discharge of the Borrower or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form whatsoever including without limit any modification made after effective termination, and including without limit, the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of any Indebtedness, including without limit increase or decrease of the interest rate. The undersigned understands that, absent this waiver, Bank's election of remedies, including but not limited to its decision to proceed to nonjudicial foreclosure on any real property securing the Indebtedness, could preclude Bank from obtaining a deficiency judgment against Borrower and the undersigned pursuant to California Code of Civil Procedure sections 580a, 580b, 580d or 726 and could also destroy any subrogation rights which the undersigned has against Borrower. The undersigned further understands that, absent this waiver, California law, including without limitation, California Code of Civil Procedure sections 580a, 580b, 580d or 726, could afford the undersigned one or more affirmative defenses to any action maintained by Bank against the undersigned on this Guaranty.

The undersigned waives any and all rights and provisions of California Code of Civil Procedure sections 580a, 580b, 580d and 726, including, but not limited to any provision thereof that: (i) may limit the time period for Bank to commence a lawsuit against Borrower or the undersigned to collect any Indebtedness owing by Borrower or the undersigned to Bank; (ii) may entitle Borrower or the undersigned to a judicial or nonjudicial determination of any deficiency owed by Borrower or the undersigned to Bank, or to otherwise limit Bank's right to collect a deficiency based on the fair market value of such real property security; (iii) may limit Bank's right to collect a deficiency judgment after a sale of any real property securing the Indebtedness; (iv) may require Bank to take only one action to collect the Indebtedness or that may otherwise limit the remedies available to Bank to collect the Indebtedness.

The undersigned waives all rights and defenses arising out of an election of remedies by Bank even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the undersigned's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise.

The undersigned acknowledges and agrees that this is a knowing and informed waiver of the undersigned's rights as discussed above and that Bank is relying on this waiver in extending credit to Borrower.

The undersigned acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations, including without limit this Guaranty. In connection with that right, the Bank may disclose any documents and information which the Bank now or later acquires relating to the undersigned and this Guaranty, whether furnished by the Borrower, the undersigned or otherwise. The undersigned further agree(s) that the Bank may disclose these documents and information to the Borrower. The undersigned agree(s) that the Bank may provide information relating to this Guaranty or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The total obligation under this Guaranty shall be UNLIMITED unless specifically limited in the Additional Provisions of this Guaranty, and this obligation (whether unlimited or limited to the extent indicated in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, any and all interest on all Indebtedness and any and all costs and expenses of any kind, including without limit reasonable attorneys' fees and costs, incurred by the Bank at any time(s) for any reason in enforcing any of the duties and obligations of the undersigned under this Guaranty or otherwise incurred by the Bank in any way connected with this Guaranty, the Indebtedness or any other guaranty of the Indebtedness (including without limit reasonable attorneys' fees and other expenses incurred in any suit involving the conduct of the Bank, the Borrower or the undersigned). All of these costs and expenses shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Guaranty to attorneys' fees shall be deemed a reference to fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Any reference in the Additional Provisions or elsewhere (a) to this Guaranty being secured by certain collateral shall NOT be deemed to limit the total obligation of the undersigned under this Guaranty or (b) to this Guaranty being limited in any respect shall NOT be deemed to limit the total obligation of the undersigned under any prior or subsequent guaranty given by the undersigned to the Bank.

The undersigned unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledge(s) that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledge(s) that as of the date of this Guaranty no such defense or setoff exists. The undersigned acknowledge(s) that the effectiveness of this Guaranty is subject to no conditions of any kind.

This Guaranty shall remain effective with respect to successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, until this Guaranty is terminated in the manner and to the extent provided above.

The undersigned warrant(s) and agree(s) that each of the waivers set forth above are made with the undersigned's full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law If any of these waivers are determined to be contrary to any applicable law or public policy, these waivers shall be effective only to the extent permitted by law.

This Guaranty constitutes the entire agreement of the undersigned and the Bank with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of this Guaranty shall bind any of the undersigned or the Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of the Bank and its successors and assigns. This Guaranty shall be binding on the undersigned and the undersigned's heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has (have) knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Bank to extend credit or make other financial accommodations to the Borrower, and the undersigned acknowledge(s) that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


Additional Provisions (if any):
____________________________________________________________
____________________________________________________________
____________________________________________________________
____________________________________________________________


                                      3.

THE UNDERSIGNED AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

IN WITNESS WHEREOF, the undersigned has (have) signed this Guaranty on JUNE 29, 1998


                                             TELECOM SOLUTIONS PUERTO RICO, INC.

                                GUARANTOR(S)____________________________________

                                By: /s/ Mary A. Rorabaugh
                                   ---------------------------------------------
                                        Signature of Mary A. Rorabaugh
                                        Its: Vice President, Finance
                                            ------------------------------------
                                             (If Applicant)


                                By: /s/ Thomas W. Steipp
                                   ---------------------------------------------
                                        Signature of Thomas W. Steipp
                                        Its: Chief Operating Officer
                                            ------------------------------------
                                             (If Applicable)


                                GUARANTOR'S ADDRESS

                                Industrial Park, Building 7
                                ------------------------------------------------
                                Street Address

                                P.O. Box 1046 Aguada Puerto Rico 00602-1046
                                ------------------------------------------------
                                City                 State       Zip Code



BORROWER(S):

 SYMMETRICOM, INC.


                                      4.

[LOGO OF COMERICA]
                                                                       EXHIBIT H

                            CORPORATE RESOLUTIONS AND INCUMBENCY CERTIFICATION -
                                AUTHORITY TO SUPPORT ANOTHER'S BORROWINGS
________________________________________________________________________________

I certify that am the duly elected and qualified Secretary of TELECOM SOLUTIONS PUERTO RICO, INC a CALIFORNIA corporation ("Corporation") and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by its Board of Directors in accordance with its bylaws and applicable statutes on or as of the 29 day of June, 1998;

Copy of Resolutions:

Whereas, this Corporation is financially interested in the affairs of SYMMETRICOM, INC. ("Borrower"); and

Whereas, there has been presented to the Board of Directors of this Corporation certain documents and instruments including but not limited to the following:


      GUARANTY


[insert type(s) of support, e.g. Guaranty, Subordination Agreement, Security, Agreement, etc.] collectively referred to as ("Agreement"), as yet unexecuted, in favor of COMERICA BANK-CALIFORNIA ("Bank"), pertaining to the existing and/or future indebtedness of the Borrower to the Bank; and

Whereas, in order to induce the Bank to extend credit or other financial accommodations to the Borrower, the Board of Directors deems it advisable, desirable, and in the best interests of this Corporation and its shareholders that this Corporation enter into the Agreement;

Be It Resolved, That:

1.  This Corporation approves, adopts, and enters into the Agreement.

2. The Chief Operating Officer, Vice President, Finance (or any one of them) of this Corporation be, and they are, and each is, authorized, empowered and directed to execute the Agreement, for and on behalf of this Corporation and in its name, with such changes or additions to it as any such officer may, in that officer's sole and absolute discretion, approve, and to deliver the same to Bank.

3. The above-named officers be, and they are, and each is, authorized, empowered and directed for and on behalf of this Corporation and in its name, to do all acts and things, to give security for the liabilities of the Corporation as the Bank shall request, and to sign, seal, execute, acknowledge, file, record and/or deliver all certificates, financing statements and other instruments, papers and documents from time to time necessary, desirable or appropriate to be done, signed, sealed, executed, acknowledged, filed, recorded and/or delivered in order to effectuate the purposes of the Agreement and of these Resolutions.

4. Any and all agreements, instruments and documents previously executed, and acts and things previously done, to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of this Corporation.

5. These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

I further certify that the foregoing Resolutions are in full force and effect as of the date of this Certificate; that such Resolutions have been properly noted in the corporate books and records and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in violation of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

                   (PLEASE SUPPLY GENUINE SIGNATURES BELOW)


 NAME(Type or Print)       TITLE

 Thomas W. Steipp         Chief Operating Officer         /s/ Thomas W. Steipp
----------------------    ---------------------------     ----------------------

 Mary A. Rorabaugh        Vice President, Finance         /s/ Mary A. Rorabaugh
----------------------    ---------------------------     ----------------------


In Witness whereof, I have affixed my name as Secretary and have caused the corporate seal of said Corporation to be affixed this 29 day of June, 1998.


                         /s/ Mary A. Rorabaugh
                         ----------------------------------
                         SECRETARY

--------------------------------------------------------------------------------
The Above Statements are Correct._______________________________________________
                                        SIGNATURE OF OFFICER OR DIRECTOR OR, IF
                                        NONE, A SHAREHOLDER, OTHER THAN
                                        SECRETARY, WHEN SECRETARY IS AUTHORIZED
                                        TO SIGN ALONE

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.
--------------------------------------------------------------------------------